Exhibit 10.3

Execution Version

SECURITY AND PLEDGE AGREEMENT

SECURITY AND PLEDGE AGREEMENT, dated as of September 8, 2026 (this “Agreement”), made by Cerenome, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and each of the undersigned direct and indirect Subsidiaries (as defined below) of the Company from time to time, if any (each a “Grantor” and together with the Company, collectively, the “Grantors”), in favor of 3i, LP in its capacity as collateral agent (together with its successors and assignees, in such capacity, the “Collateral Agent”) for the Noteholders (as defined below) party to the Securities Purchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Company is party to that certain Securities Purchase Agreement, dated as of September 4, 2026, (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time in accordance with the terms thereof, the “Securities Purchase Agreement”) by and among the Company and each party listed as a “Buyer” on the Schedule of Buyers attached thereto (each a “Buyer” and collectively, the “Buyers”), pursuant to which the Company shall be required to sell, and the Buyers shall purchase or have the right to purchase, the “Notes” issued pursuant thereto (as such Notes may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time in accordance with the terms thereof, collectively, the “Notes”);

WHEREAS, certain Grantors (other than the Company) from time to time (each a “Guarantor” and collectively, the “Guarantors”) may execute and deliver one or more guarantees (each, a “Guarantee” and collectively, the “Guarantees”) in form and substance acceptable to and in favor of the Collateral Agent, for the ratable benefit of itself and the Noteholders, with respect to the Company’s obligations under the Securities Purchase Agreement, the Notes and the other Transaction Documents (as defined in the Securities Purchase Agreement);

WHEREAS, it is a condition precedent to the Buyers’ obligation to purchase the Notes that the Grantors shall have executed and delivered to the Collateral Agent this Agreement providing for the grant to the Collateral Agent, for the ratable benefit of itself and the Noteholders, of a valid, enforceable, and perfected security interest in all personal property of each Grantor to secure all of the Company’s obligations under the Transaction Documents and the Guarantors’ obligations under the Guaranties, as applicable; and

WHEREAS, the Grantors are Affiliates that are part of a common enterprise such that each Grantor will derive substantial direct and indirect financial and other benefits from the consummation of the transactions contemplated under the Transaction Documents and, accordingly, the consummation of such transactions are in the best interests of each Grantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, each Grantor agrees with the Collateral Agent, for the ratable benefit of the Collateral Agent and the Noteholders, as follows:

SECTION 1. Definitions.

(a) Reference is hereby made to the Securities Purchase Agreement and the Notes for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Securities Purchase Agreement, the Notes or in the Code, and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of the Code.

(b) Without limiting the generality of, and subject to the proviso at the end of, Section 1(a) of this Agreement, the following terms shall have the respective meanings provided for in the Code: “Accounts”, “Account Debtor”, “Cash Proceeds”, “Certificate of Title”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Security”, “Record”, “Security Account”, “Software”, “Supporting Obligations” and “Uncertificated Securities”.

(c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 20% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Bankruptcy Code” means Chapter 11 of Title 11 of the United States Code, 11 U.S.C §§ 101 et seq. (or other applicable bankruptcy, insolvency, or similar laws).

“Bankruptcy Event of Default” shall have the meaning set forth in the Notes.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

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“Buyer” or “Buyers” shall have the meaning set forth in the recitals hereto.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock (including, without limitation, any warrants, options, rights or other securities exercisable or convertible into equity interests or securities of such Person), and (ii) with respect to any Person that is not an individual or a corporation, any and all partnership, membership, trust or other equity interests of such Person.

“Code” means Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Collateral” shall have the meaning set forth in Section 3(a) of this Agreement.

“Collateral Agent” shall have the meaning set forth in the preamble hereto.

“Company” shall have the meaning set forth in the preamble hereto.

“Controlled Account Agreement” means a deposit account control agreement or securities account control agreement with respect to a Pledged Account, pursuant to which the Collateral Agent is granted control over such Pledged Account in a manner that perfects its security interest in such Pledged Account under applicable law, all in form and substance satisfactory to the Collateral Agent, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

“Controlled Account Bank” shall have the meaning set forth in Section 6(i) of this Agreement.

“Controlled Accounts” means the Deposit Accounts, Commodity Accounts, Securities Accounts, and/or Foreign Currency Controlled Account of the Grantors listed on Schedule IV attached hereto.

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

“Copyrights” means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

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“Domestic Subsidiary” means any Subsidiary other than a Foreign Subsidiary.

“Event of Default” shall have the meaning set forth in Section 4(a) of the Notes.

“Excluded Collateral” means (i) such portion of the voting Capital Stock of any Foreign Subsidiary in excess of 65% of the issued and outstanding voting Capital Stock of such Foreign Subsidiary at any time the pledging of more than 65% of the total outstanding voting Capital Stock of such Foreign Subsidiary would result in a material adverse tax consequence to a Grantor and (ii) any property to the extent that the grant of a security interest therein is prohibited by applicable law, requires a consent not obtained from a third party (other than the Company or any of its Subsidiaries), or would result in a material breach of a binding contractual obligation; provided that such exclusions shall not apply to proceeds and receivables of the applicable assets.

“Foreign Currency Controlled Accounts” means any Controlled Account of a Grantor or any of its Subsidiaries holding a deposit denominated in a currency other than United States dollar.

“Foreign Subsidiary” means any Subsidiary of a Grantor organized under the laws of a jurisdiction other than the United States, any of the states thereof, Puerto Rico or the District of Columbia.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local, foreign or other political subdivision thereof or thereto and any department, commission, board, bureau, court, tribunal, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guaranteed Obligations” means the “Obligations” as defined in Section 1 of the Guarantee.

“Guarantee” or “Guarantees” shall have the meaning set forth in the recitals hereto.

“Guarantor” or “Guarantors” shall have the meaning set forth in the recitals hereto.

“Initial Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law or law for the relief of debtors, any proceeding relating to assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or any proceeding seeking reorganization, arrangement, or other similar relief.

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“Intellectual Property” means, collectively, all intellectual property rights and assets, and all rights, interests and protections that are associated with, similar to, or required for the exercise of, any of the foregoing, however arising, under the applicable laws of any jurisdiction throughout the world, whether registered or unregistered, including, without limitation, any and all: (a) Trademarks; (b) internet domain names, whether or not trademarks, registered in any top-level domain by any authorized private registrar or Governmental Authority, web addresses, web pages, websites and related content; (c) accounts with YouTube, LinkedIn, Twitter, Instagram, Facebook and other social media companies and the content found thereon (to the extent that such accounts and content are transferable pursuant to the terms, conditions, and policies of each applicable social media platform); (d) Copyrights; (e) Patents; (f) business and technical information, databases, data collections and other confidential and proprietary information and all rights therein; (g) all license agreements and other contracts pursuant to which any Grantor has been granted the right to use any of the foregoing; (h) all rights to sue for past, present, and future infringement, misappropriation, dilution, or other violation of any of the foregoing; (i) all royalties, fees, income, payments, and other proceeds payable to or receivable by any Grantor relating to any of the foregoing; and (j) all goodwill associated with any of the foregoing.

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement required to be delivered pursuant to Section 6(h)(i) of this Agreement, substantially in the form attached hereto as Exhibit A.

“Licenses” means, collectively, the Copyright Licenses, the Trademark Licenses, and the Patent Licenses.

“Lien” means any mortgage, lien, pledge, charge, security interest, adverse claim, or other encumbrance upon or in any property or assets.

“Noteholders” means, at any time, the holders of the Notes at such time.

“Notes” shall have the meaning set forth in the recitals hereto.

“Obligations” shall have the meaning set forth in Section 4 of this Agreement.

“Paid in Full” or “Payment in Full” means the indefeasible payment in full in cash of all of the Obligations.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications,

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registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, reexaminations, divisions, continuations, continuations in part and extensions or renewals thereof.

“Perfection Requirement” or “Perfection Requirements” shall have the meaning set forth in Section 5(j) of this Agreement.

“Permitted Liens” shall have the meaning set forth in the Notes.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

“Pledged Accounts” means all of each Grantor’s right, title and interest in all of its Deposit Accounts, Commodity Accounts and Securities Accounts (in all cases, including, without limitation, all Controlled Accounts and Foreign Currency Controlled Accounts).

“Pledged Collateral” shall have the meaning set forth in Section 2(a).

“Pledged Debt” shall have the meaning set forth in Section 2(a).

“Pledged Entity” means, each Person listed from time to time on Schedule IV hereto as a “Pledged Entity,” together with each other Person, any right in or interest in or to all or a portion of whose Securities or Capital Stock is acquired or otherwise owned by a Grantor after the date hereof.

“Pledged Equity” means all of each Grantor’s right, title and interest in and to all of the Securities and Capital Stock now or hereafter owned by such Grantor (including, without limitation, those interests listed opposite the name of such Grantor on Schedule IV), regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including, without limitation, any certificates representing such Securities and/or Capital Stock, the right to receive any certificates representing any of such Securities and/or Capital Stock, all warrants, options, subscription, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

“Pledged Operating Agreements” means all of each Grantor’s rights, powers and remedies under the limited liability company operating agreements of each of the Pledged Entities that is a limited liability company, as may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

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“Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the general or limited partnership agreements of each of the Pledged Entities that is a general or limited partnership, as may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

“Pledged Securities” means any Promissory Notes, stock certificates, limited liability membership interests or other Securities, certificates or Instruments now or hereafter included in the Pledged Collateral, including all Pledged Equity, Pledged Debt and all other certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Required Holders” shall have the meaning set forth in the Securities Purchase Agreement.

“Securities Purchase Agreement” shall have the meaning set forth in the recitals hereto.

“Subsidiary” means any Person in which a Grantor directly or indirectly, (i) owns any of the outstanding Capital Stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “Subsidiaries”.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses, contracts or agreements (including, without limitation, all Trademark Licenses described in Schedule II hereto).

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, assumed names, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, assumed names, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

“Transaction Document” or “Transaction Documents” shall have the meaning set forth in the Securities Purchase Agreement.

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SECTION 2. Pledge of Pledged Collateral.

(a) As collateral security for the due and punctual payment and performance in full of the Obligations, as and when due, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Collateral Agent and the Noteholders, a continuing Lien on and security interest in, all of such Grantor’s right, title and interest in, to and under all of the following, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired: (i) the Pledged Equity; (ii) all Promissory Notes, Security and Instruments evidencing debt now owned or at any time hereafter acquired by it (including, without limitation, those listed opposite the name of such Grantor on Schedule IV) (the “Pledged Debt”); (iii) subject to Section 2(g) and 2(h), all payments of principal or interest, dividends, distributions, cash, Promissory Notes, Securities, Instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity and the Pledged Debt; (iv) all rights and privileges of such Grantor with respect to the Securities and other property referred to in clauses (i), (ii), and (iii) above; and (v) all Proceeds of, and Security Entitlements in respect of, any of the foregoing (the items referred to in clauses (a) through (v) above being collectively referred to as the “Pledged Collateral”); provided that the Pledged Collateral shall not include any item referred to in clauses (a) through (f) above if, for so long as and to the extent such item constitutes Excluded Collateral.

(b) On the Initial Closing Date (in the case of any Grantor that grants a Lien on any of its assets hereunder on the Initial Closing Date) or on the date on which it becomes a party to this Agreement pursuant to Section 6(m) (in the case of any other Grantor), each Grantor shall deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities (other than any Uncertificated Securities, but only for so long as such Securities remain uncertificated) to the extent such Pledged Securities, in the case of Promissory Notes and other Instruments evidencing debt, are required to be delivered pursuant to Section 2(c). Thereafter, whenever such Grantor acquires any other Pledged Security (other than any Uncertificated Securities, but only for so long as such Uncertificated Securities remain uncertificated), such Grantor shall promptly, and in any event within thirty (30) days (or such longer period as the Collateral Agent may agree to in writing), deliver or cause to be delivered to the Collateral Agent such Pledged Security as Collateral hereunder to the extent such Pledged Securities, in the case of Promissory Notes and Instruments evidencing debt, are required to be delivered pursuant to Section 2(c).

(c) Each Grantor will cause all debt for borrowed money in an aggregate principal amount of $10,000 or more owed to such Grantor by any other Person to be evidenced by a duly executed Promissory Note, and shall cause each such Promissory Note to be pledged and delivered to the Collateral Agent, (i) on the date hereof, in the case of any such debt existing on the date hereof (or, in the case of any Grantor that becomes a party hereto after the date hereof, on the date such Grantor becomes a party hereto, in the case of any such debt existing on such date) or (ii) promptly following the incurrence thereof, in the case of any such debt incurred after the date hereof (or such other date), in each case pursuant to the terms hereof.

(d) Upon delivery to the Collateral Agent, (i) any Pledged Securities required to be delivered pursuant to Section 2(b) and/or 2(c) shall be accompanied by an undated stock or membership power or note endorsement, as applicable, duly executed by the applicable Grantor in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request in order to effect the transfer of such Pledged Securities and (ii) all other property comprising part of the Pledged

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Collateral required to be delivered pursuant to Section 2(b) and/or 2(c) shall be accompanied by undated proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request in order to effect transfer of such Pledged Collateral. Each delivery of Pledged Securities or other Pledged Collateral shall be accompanied by a schedule describing such Pledged Securities or Pledged Collateral, as the case may be, which schedule shall be deemed to supplement Schedule IV and be made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

(e) The assignment, pledge, Lien, and security interest granted in Section 2(a) are granted as security only and shall not subject the Collateral Agent or any Buyer to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Pledged Collateral.

(f) If an Event of Default shall occur and be continuing and, other than in the case of a Bankruptcy Event of Default, the Collateral Agent shall have notified the Company of its intent to exercise such rights, (a) the Collateral Agent, shall have the right (in its sole and absolute discretion) to cause each of the Pledged Securities to be transferred of record into the name of the Collateral Agent or into the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent and (b) to the extent permitted by the documentation governing such Pledged Securities and applicable law, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Grantor will promptly give to the Collateral Agent copies of any material notices received by it with respect to Pledged Securities registered in the name of such Grantor. Each Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this Section 2(f).

(g) Unless and until an Event of Default shall have occurred and be continuing and, other than in the case of a Bankruptcy Event of Default, the Collateral Agent shall have notified the Grantors that the rights of the Grantors under this Section 2(g) are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement and the other Transaction Documents.

(ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request in writing for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to Section 2(g)(i), in each case as shall be specified in such request.

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(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral, to the extent (and only to the extent) that such dividends, interest, principal and other distributions are permitted by, the other Transaction Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding equity interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall be held in trust for the benefit of the Collateral Agent and shall, to the extent required by Section 2(b) and/or 2(c) be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement or documents set forth in Section 2(d) or as otherwise reasonably requested by the Collateral Agent). So long as no Event of Default has occurred and is continuing, the Collateral Agent shall deliver to each Grantor any Pledged Securities in its possession if requested in writing to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities.

(h) Upon the occurrence and during the continuance of an Event of Default and, other than in the case of a Bankruptcy Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of the rights of the Grantors under Section 2(g)(iii), all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to Section 2(g)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions as part of the Pledged Collateral, subject to Section 2(k) and the last sentence of this Section 2(h). All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of Section 2(g) or this Section 2(h) shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of Section 2(g) and/or this Section 2(h) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property, shall be held as security for the payment and performance of the Obligations and shall be applied in accordance with the provisions of Section 8. After all Events of Default have been cured or waived, and the Grantors have delivered to the Collateral Agent a certificate of an executive officer to such effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of Section 2(g)(iii) in the absence of an Event of Default and that remain in such account.

(i) Upon the occurrence and during the continuance of an Event of Default and, other than in the case of a Bankruptcy Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of the rights of the Grantors under Section 2(g)(i), all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 2(g)(i), and the obligations of the Collateral Agent under Section 2(g)(ii), shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers subject to Section 2(k) and the last sentence of this Section 2(i); provided that, the Collateral Agent

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shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, and the Grantors have delivered to the Collateral Agent a certificate of an executive officer to such effect, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of Section 2(g)(i), and the obligations of the Collateral Agent under Section 2(g)(ii) shall be reinstated.

(j) Any notice given by the Collateral Agent to the Grantors under Section 2(f) or Section 2(g) (i) may be given by telephone if also confirmed in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under Section 2(g)(i) or 2(g)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

(k) Nothing contained in this Agreement shall be construed to make the Collateral Agent or any Buyer liable as a shareholder of any corporation, member of any limited liability company or as a partner of any partnership, and neither the Collateral Agent nor any Buyer by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of Pledged Equity consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any Buyer, any Grantor and/or any other Person.

SECTION 3. Grant of Security Interest

(a) As collateral security for the due and punctual payment and performance in full of the Obligations, as and when due, each Grantor hereby pledges and assigns to the Collateral Agent, its successors and permitted assigns, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Collateral Agent and the Noteholders, a continuing Lien on and security interest in, all of such Grantor’s right, title and interest in, to and under all of the following personal property and assets of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind, nature and description, whether tangible or intangible (together with the Pledged Collateral, the “Collateral”):

(i) all Accounts;

(ii) all Chattel Paper (whether tangible or Electronic Chattel Paper);

(iii) all Commercial Tort Claims, including, without limitation, those specified on Schedule VI hereto;

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(iv) all Documents;

(v) all Equipment;

(vi) all Fixtures;

(vii) all General Intangibles (including, without limitation, all Payment Intangibles);

(viii) all Goods;

(ix) all Instruments;

(x) all Inventory;

(xi) all Investment Property (and, regardless of whether classified as Investment Property under the Code, all Pledged Equity, Pledged Operating Agreements and Pledged Partnership Agreements);

(xii) all Intellectual Property and all Licenses;

(xiii) all Letter-of-Credit Rights;

(xiv) all Pledged Accounts, all cash and other property from time to time deposited therein, and all monies and property in the possession or under the control of the Collateral Agent or any Noteholder or any Affiliate, representative, agent or correspondent of the Collateral Agent or any such Noteholder;

(xv) all Supporting Obligations;

(xvi) all other tangible and intangible personal property of each Grantor (whether or not subject to the Code), including, without limitation, all Deposit Accounts and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of any Grantor described in the preceding clauses of this Section 3(a) (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by each Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of any Grantor or any other Person from time to time acting for any Grantor, in each case, to the extent of such Grantor’s rights therein, that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 3(a) or are otherwise necessary or helpful in the collection or realization thereof; and

(xvii) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

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in each case howsoever any Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

(b) Notwithstanding anything herein to the contrary, the term “Collateral” shall not include any Excluded Collateral.

(c) Except for the Permitted Liens existing as of the date hereof, each Grantor agrees not to further encumber, or permit any other Lien to exist that encumbers, any of its Intellectual Property, including, without limitation, any of its Copyrights, Copyright applications, Copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, Licenses, Patents, Patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, Trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of such Grantor connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, in each case without the Collateral Agent’s prior written consent (which consent may be withheld or given in the Collateral Agent’s sole and absolute discretion).

(d) Each Grantor agrees that the pledge of the shares of Capital Stock acquired by such Grantor of any and all Persons now or hereafter existing that is a Foreign Subsidiary may be supplemented by one or more separate pledge agreements, deeds of pledge, share charges or other similar agreements or instruments, executed and delivered by such Grantor in favor of the Collateral Agent, which agreements or instruments will provide for the pledge of such shares of Capital Stock and perfection of the Lien on such shares in accordance with the laws of the applicable foreign jurisdiction. With respect to such shares of Capital Stock, the Collateral Agent may, at any time and from time to time, in its sole and absolute discretion, take such actions in such foreign jurisdictions that will result in the perfection of the Lien created in such shares of Capital Stock.

(e) In addition, to secure the due and punctual payment and performance in full of the Obligations, as and when due, and in order to induce the Buyers as aforesaid, each Grantor hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Collateral Agent and the Noteholders, a right of set-off against the property of such Grantor held by the Collateral Agent, for itself and for the ratable benefit of the Noteholders, consisting of property described above in Section 2(a) and/or Section 3(a) now or hereafter in the possession or custody of or in transit to the Collateral Agent, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power; provided that such right shall only to be exercised after an Event of Default has occurred and is continuing.

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SECTION 4. Security for Obligations. The Lien and security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether direct or indirect, absolute or contingent, and whether now existing or hereafter incurred (collectively, the “Obligations”):

(a) (i) the payment by the Company and each other Grantor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Securities Purchase Agreement, this Agreement, the Notes and the other Transaction Documents, and (ii) in the case of the Guarantors, the payment by such Guarantors, as and when due and payable of all Guaranteed Obligations under the Guaranties, including, without limitation, in both cases, (A) all principal of, interest, make-whole and other amounts on the Notes (including, without limitation, all interest, make-whole and other amounts that accrues after the commencement of any Insolvency Proceeding of any Grantor, whether or not the payment of such interest is enforceable or is allowable in such Insolvency Proceeding), and (B) all fees, interest, premiums, penalties, contract causes of action, costs, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under this Agreement or any of the Transaction Documents; and

(b) the due and punctual performance and observance by each Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents, including without limitation, with respect to any conversion or redemption rights of the Noteholders under the Notes.

SECTION 5. Representations and Warranties. Each Grantor represents and warrants as follows:

(a) Schedule I hereto sets forth (i) the exact legal name of each Grantor, (ii) the state of incorporation, organization or formation and the organizational identification number of each Grantor in such state and (iii) each Grantor’s federal employer identification number. The information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all respects. Such Grantor has not previously changed its name (or operated under any other name), jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto in the past five (5) years except as disclosed in Schedule I hereto.

(b) There is no pending or, to its knowledge, written notice threatening any action, suit, proceeding or claim affecting any Grantor before any Governmental Authority or any arbitrator, or any order, judgment or award issued by any Governmental Authority or arbitrator, in each case, that may adversely affect the grant by any Grantor, or the perfection, of the Lien and security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

(c) All Federal, state and local tax returns and other reports required by applicable law to be filed by any Grantor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges or levies imposed upon any Grantor or any property of any Grantor (including, without limitation, all federal income and social security taxes on employees’ wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

(d) All Equipment, Fixtures, Goods and Inventory of each Grantor now existing are, and all Equipment, Fixtures, Goods and Inventory of each Grantor hereafter existing will be, located and/or based at the addresses specified therefor in Schedule III hereto, except that each Grantor will give the Collateral Agent written notice of any change in the location of any such Collateral within twenty (20) days of such change, other than to locations set forth on Schedule III

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hereto (and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon). Each Grantor’s principal place of business and chief executive office, the place where each Grantor keeps its Records concerning the Collateral and all originals of all Chattel Paper in which any Grantor has any right, title or interest are located and will continue to be located at the addresses specified therefor in Schedule III hereto. None of the Accounts in which any Grantor has any right, title or interest is or will be evidenced by Promissory Notes or other Instruments.

(e) Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of (i) all Pledged Debt, specifying the debtor thereof and the outstanding principal amount thereof as of the Initial Closing Date, Securities and other Instruments in which any Grantor has any right, title or interest, (ii) each Pledged Account of each Grantor, together with the name and address of each institution at which each such Pledged Account is maintained, the account number for each such Pledged Account and a description of the purpose of each such Pledged Account and (iii) the name of each Foreign Currency Controlled Account of each Grantor, together with the name and address of each institution at which each such Foreign Currency Controlled Account is maintained and the amount of cash or cash equivalents held in each such Foreign Currency Controlled Account. Set forth in Schedule II hereto is a complete and correct list of each trade name used by each Grantor and the name of, and each trade name used by, each Person from which each Grantor has acquired any substantial part of the Collateral. All of the Pledged Debt, to the best of the Grantors’ knowledge (provided that no such knowledge qualification applies to Pledged Debt issued by a Grantor or a Subsidiary), is the legal, valid and binding obligation of the issuer thereof, enforceable against such issuer in accordance with its terms.

(f) Each Grantor has delivered to the Collateral Agent complete and correct copies of each License described in Schedule II hereto, including all schedules and exhibits thereto, which represent all of the Licenses of the Grantors existing on the date of this Agreement. Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of such Grantor or any of its Affiliates in respect thereof. Each material License now existing is, and any material License entered into in the future will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. No default under any material License by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

(g) Each Grantor owns and controls, or otherwise possesses adequate rights to use, all Intellectual Property, which is the only Intellectual Property necessary to conduct its business in substantially the same manner as conducted as of the date hereof. Schedule II hereto sets forth a true and complete list of all Intellectual Property and Licenses owned or used by each Grantor as of the date hereof, and applications for grant or registration of Intellectual Property. All such Intellectual Property of such Grantor is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable, and has not been abandoned in whole or in part. No Grantor has received written notice challenging the validity, enforceability, or ownership of any Intellectual Property, and no such challenge is pending or, to the knowledge of any Grantor, threatened. Except as set forth in Schedule II, no such Intellectual Property is the

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subject of any licensing or franchising agreement. Except as set forth in Schedule II, no Grantor has any knowledge of any infringement upon or conflict with the Patent, Trademark, Copyright, trade secret rights of others and, each Grantor is not now infringing or in conflict with any Patent, Trademark, Copyright, trade secret or similar rights of others, and to the knowledge of each Grantor, no other Person is infringing or in conflict in any material respect with any Intellectual Property owned or used by each Grantor. No Grantor has received any notice that it is violating or has violated the Intellectual Property of any third party.

(h) Each Grantor is and will be at all times the sole and exclusive owner of the Collateral in which such Grantor has granted a Lien and security interest hereunder free and clear of any Liens, except for (i) Permitted Liens thereon and (ii) certain Intellectual Property rights of the Company which is jointly owned by the Company with certain third parties as described in Schedule II hereto. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as (i) may have been filed in favor of the Collateral Agent and/or the Noteholders relating to this Agreement or the other Transaction Documents, or (ii) are intended to perfect Permitted Liens existing as of the date hereof and disclosed on Schedule VII hereto.

(i) The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting any Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties other than as granted pursuant to this Agreement.

(j) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, is required for (i) the grant by each Grantor, or the perfection, of the Lien and security interest purported to be created hereby in the Collateral, or (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except for (A) the filing under the Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to all Pledged Accounts, and all cash and other property from time to time deposited therein, the execution of a Controlled Account Agreement with the depository or other institution with which the applicable Pledged Accounts are maintained, as provided in Section 6(i), (C) with respect to Commodity Contracts, the execution of a control agreement with the commodity intermediary with which such Commodity Contract is carried, as provided in Section 6(i), (D) with respect to the perfection of the security interest created hereby in the United States Intellectual Property and Licenses, the recording of the appropriate Intellectual Property Security Agreement in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (E) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to such foreign Intellectual Property and Licenses, (F) with respect to the perfection of the security interest created hereby in any Letter-of-Credit Rights, the consent of the issuer of the applicable letter of credit to the assignment of proceeds as provided in the Code as in effect in the applicable jurisdiction, (G) with respect to Investment Property constituting uncertificated securities, the applicable Grantor causing the issuer thereof either (i) to register the Collateral Agent as the registered owner of such securities or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such securities originated by the

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Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent, (H) with respect to Investment Property constituting certificated securities or instruments, such items to be delivered to and held by or on behalf of the Collateral Agent pursuant hereto in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent, (I) with respect to any action that may be necessary to obtain control of Collateral constituting Commodity Contracts, Electronic Chattel Paper or Letter of Credit Rights, the taking of such actions, and (J) the Collateral Agent having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A) through (J) each a “Perfection Requirement” and collectively, the “Perfection Requirements”).

(k) This Agreement creates in favor of the Collateral Agent a legal, valid and enforceable Lien on and security interest in the Collateral, as security for the Obligations. The performance of the Perfection Requirements results in the perfection of such Lien on and security interest in the Collateral. Such Lien and security interest is (or in the case of Collateral in which any Grantor obtains any right, title or interest after the date hereof, will be), the Permitted Liens and the Perfection Requirements, a first priority, valid, enforceable and perfected Lien on and security interest in all personal property of each Grantor (other than Excluded Collateral).Such recordings and filings and all other action necessary to perfect and protect such Lien and security interest have been duly taken (and, in the case of Collateral in which any Grantor obtains right, title or interest after the date hereof, will be duly taken), except for the Collateral Agent’s having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral after the date hereof and the other actions, filings and recordations described above, including the Perfection Requirements.

(l) As of the date hereof, no Grantor holds any Commercial Tort Claims or has knowledge of any pending Commercial Tort Claims, except for the Commercial Tort Claims described in Schedule VI.

(m) All of the Pledged Equity is presently owned by the applicable Grantor as set forth in Schedule IV free and clear of all Liens other than Permitted Liens, and is presently represented by the certificates listed on Schedule IV hereto (if applicable). As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Equity other than as contemplated and permitted by the Transaction Documents. Each Grantor is the sole holder of record and the sole beneficial owner of the Pledged Equity, as applicable. None of the Pledged Equity has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject. The Pledged Equity constitutes 100% or such other percentage as set forth on Schedule IV of the issued and outstanding shares of Capital Stock of the applicable Pledged Entity. All of the Pledged Equity has been duly and validly authorized and issued by the issuer thereof and, in the case of Pledged Equity (other than Pledged Equity consisting of limited liability company interests or partnership interests which, pursuant to the relevant organizational or formation documents, cannot be fully paid and non-assessable), is fully paid and non-assessable.

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(n) Such Grantor (i) is a corporation, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, (ii) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Agreement and each other Transaction Document to which such Grantor is a party, and to consummate the transactions contemplated hereby and thereby and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Effect.

(o) The execution, delivery and performance by each Grantor of this Agreement and each other Transaction Document to which such Grantor is a party (i) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (ii) do not and will not contravene its charter or by-laws, limited liability company or operating agreement, certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on such Grantor or its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Transaction Document) upon or with respect to any of its assets or properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its assets or properties.

(p) This Agreement has been duly executed and delivered by each Grantor and is the legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law). Each of the other Transaction Documents to which any Grantor is or will be a party, when delivered, duly executed and delivered by such Grantor and the legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

(q) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

SECTION 6. Covenants as to the Collateral. Until all of the Obligations shall have been fully performed and Paid in Full, unless the Collateral Agent shall otherwise consent in writing (in its sole and absolute discretion):

(a) Further Assurances. Each Grantor will, at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Collateral Agent may reasonably request in order to: (i) perfect and protect the Lien and security interest of the Collateral Agent created hereby; (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral, including, without limitation, the Controlled Accounts; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper and each License and, at the request of the Collateral Agent, each of its Records pertaining to the Collateral

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with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such Chattel Paper, License or Collateral is subject to the Lien and security interest created hereby, (B) delivering and pledging to the Collateral Agent each Promissory Note, Security (subject to the limitations set forth in Section 3), Chattel Paper or other Instrument, now or hereafter owned by any Grantor, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, (C) executing and filing (to the extent, if any, that any Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or that the Collateral Agent may reasonably request in order to perfect and preserve the security interest created hereby, (D) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral in each case as the Collateral Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Collateral Agent’s security interest created hereby and obtaining a written acknowledgment from such Person, in form and substance satisfactory to the Collateral Agent, that such Person holds possession of the Collateral for the benefit of the Collateral Agent (for the ratable benefit of the Collateral Agent and the Noteholders), (F) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim, promptly notifying the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a Lien and security interest therein and in the Proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Collateral Agent, (G) upon the acquisition after the date hereof by any Grantor of any motor vehicle or other Equipment subject to a certificate of title or ownership (other than a motor vehicle or Equipment that is subject to a purchase money security interest), causing the Collateral Agent to be listed as the lienholder on such certificate of title or ownership and delivering evidence of the same to the Collateral Agent in accordance with Section 6(j) hereof, and (H) taking all actions required by the Code or by other law, as applicable, in any relevant Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b) Location of Collateral. Each Grantor will keep the Collateral (i) at the locations specified therefor on Schedule III hereto, or (ii) at such other locations set forth on Schedule III and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon, or (iii) at such other locations in the United States, provided that thirty (30) days prior to any change in the location of any Collateral to such other location, or upon the acquisition of any Collateral to be kept at such other locations, the Grantors shall give the Collateral Agent written notice thereof and deliver to the Collateral Agent a new Schedule III indicating such new locations and such other written statements and schedules as the Collateral Agent may require.

(c) Condition of Equipment. Each Grantor will maintain or cause to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, the Equipment (necessary or useful to its business) and will forthwith, or in the case of any loss or damage to any Equipment of any Grantor within a commercially reasonable time after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Collateral Agent may request to such end. Any Grantor will promptly furnish to the Collateral Agent a statement describing in reasonable detail any such loss or damage in excess of $25,000 per occurrence to any Equipment.

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(d) Taxes, Etc. Each Grantor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

(e) Insurance.

(i) Each Grantor will, at its own expense, maintain insurance (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks, in such form and with responsible and reputable insurance companies or associations as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Collateral Agent.

(ii) To the extent requested by the Collateral Agent at any time and from time to time, each such policy for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and any Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Collateral Agent. In addition to and without limiting the foregoing, to the extent requested by the Collateral Agent at any time and from time to time, each such policy shall in addition (A) name the Collateral Agent as an additional insured party and/or loss payable, as applicable, thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as its interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent on its own account notwithstanding any action, inaction or breach of representation or warranty by any Grantor, (C) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least thirty (30) days’ prior written notice of cancellation, lapse, expiration or other adverse change and at least ten (10) days’ prior written notice if cancellation is due to nonpayment shall be given to the Collateral Agent by the insurer. Any Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance (including certificates demonstrating compliance with this Section 6(e)) and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Any Grantor will also, at the request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

(iii) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 6(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory, to the extent paragraph (iv) of this Section 6(e) is not applicable, any proceeds of

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insurance involving such damage shall be paid to the Collateral Agent, and any Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by any Grantor pursuant to this Section 6(e) (except as otherwise provided in paragraph (iv) in this Section 6(e)) shall be paid by the Collateral Agent to any Grantor as reimbursement for the reasonable costs of such repairs or replacements.

(iv) Notwithstanding anything to the contrary in subsection 6(e)(iii) above, following and during the continuance of an Event of Default, all insurance payments in respect of each Grantor’s properties and business shall be paid to the Collateral Agent and applied as specified in Section 8(b) hereof.

(f) Provisions Concerning Name, Organization, Location, Accounts and Licenses.

(i) Each Grantor will (A) give the Collateral Agent at least thirty (30) days’ prior written notice of any change in such Grantor’s name, identity or organizational structure, (B) maintain its jurisdiction of incorporation, organization or formation as set forth in Schedule I hereto, (C) immediately notify the Collateral Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (D) keep adequate records concerning the Collateral and permit representatives of the Collateral Agent during normal business hours on reasonable notice to such Grantor, to inspect and make abstracts from such records.

(ii) Each Grantor will (except as otherwise provided in this subsection (f)), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, any Grantor may (and, at the Collateral Agent’s direction, will) take such action as any Grantor or the Collateral Agent may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Collateral Agent shall have the right at any time following the occurrence and during the continuance of an Event of Default to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to any Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of any Grantor and to the extent permitted by applicable law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as any Grantor might have done. After receipt by any Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce any Grantor’s rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including, without limitation, Instruments) received by any Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder (for the ratable benefit of the Collateral Agent and the Noteholders), shall be segregated from other funds of any Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be applied as specified in Section 8(b) hereof, and (B) no Grantor will adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral

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Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox (including, without limitation, any Controlled Account) or deposits the proceeds of any Accounts to send immediately to the Collateral Agent by wire transfer (to such deposit account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all or a portion of such Securities, cash, investments and other items held by such institution. Any such Securities, cash, investments and other items so received by the Collateral Agent shall be applied as specified in accordance with Section 8(b) hereof.

(iii) Upon the occurrence and during the continuance of any breach or default under any material License referred to in Schedule II hereto by any party thereto other than any Grantor, each Grantor party thereto will, promptly after obtaining knowledge thereof, give the Collateral Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto and thereafter will take reasonable steps to protect and preserve its rights and remedies in respect of such breach or default, or will obtain or acquire an appropriate substitute License.

(iv) Each Grantor will, at its expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it by which any other party to any material License referred to in Schedule II hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.

(v) Each Grantor will exercise promptly and diligently each and every right which it may have under each material License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each material License and will take all action necessary or reasonable to maintain such Licenses in full force and effect. No Grantor will, without the prior written consent of the Collateral Agent (in its sole and absolute discretion), cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any material License referred to in Schedule II hereto.

(g) Transfers and Other Liens.

(i) Except as otherwise expressly permitted in the other Transaction Documents, no Grantor shall, directly or indirectly, sell, lease, license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any Collateral whether in a single transaction or a series of related transactions, other than (A) sales, leases, non-exclusive licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by such Grantor for fair value in the ordinary course of business consistent with past practices and (B) sales of Inventory and product in the ordinary course of business.

(ii) Except as expressly provided in the Notes, no Grantor shall, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on any of its Capital Stock.

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(iii) No Grantor shall, directly or indirectly, without the prior written consent of the Required Holders, (A) issue any Notes (other than as contemplated by the Securities Purchase Agreement and the Notes) or (B) issue any other Securities that would cause a breach or default under the Notes.

(iv) No Grantor shall enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof.

(v) No Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral other than a Permitted Lien.

(h) Intellectual Property.

(i) If applicable, each Grantor shall duly execute and deliver the applicable Intellectual Property Security Agreement. Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices, numbers and markings (relating to patent, trademark and copyright rights), and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force and free from any claim of abandonment for non-use, and each Grantor will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become abandoned, cancelled or invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, no Grantor shall have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work that is no longer necessary or material and has been, or is in the process of being, discontinued, abandoned or terminated in the ordinary course of business and consistent with the exercise of reasonable business judgment, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement and does not have a Material Adverse Effect on the business of any Grantor, or (C) that is substantially the same as other Intellectual Property that is in full force, so long as the failure to use or maintain such Intellectual Property does not materially or adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement and does not have a Material Adverse Effect on the business of any Grantor. Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property and application for registration of Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental charges or fees. If any Intellectual

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Property (other than Intellectual Property described in the proviso to the second sentence of subsection (i) of this clause (h)) is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, each Grantor shall (x) upon learning of such infringement, misappropriation, dilution or other violation, promptly (and in any event within ten (10) Business Days) notify the Collateral Agent in writing and (y) promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Intellectual Property, provided that no Grantor shall settle, compromise, or otherwise resolve any material Intellectual Property litigation or dispute involving Intellectual Property without the prior written consent of the Collateral Agent (not to be unreasonably withheld, conditioned or delayed). Each Grantor shall furnish to the Collateral Agent from time to time upon its request statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Collateral Agent may reasonably request, all in reasonable detail and promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, each Grantor shall modify this Agreement by amending Schedule II hereto, as the case may be, to include any Intellectual Property and License, as the case may be, which is or hereafter becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the reasonable judgment of the Collateral Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon, surrender or cancel or otherwise permit any Intellectual Property to become abandoned, surrendered, cancelled or invalid without the prior written consent of the Collateral Agent (in its sole and absolute discretion), and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, each Grantor will take such reasonable action as the Collateral Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

(ii) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof unless it gives the Collateral Agent prior written notice thereof. Each Grantor shall provide the Collateral Agent with written notice within fifteen (15) days following the filing of any such application. Upon request of the Collateral Agent, any Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest hereunder in such Intellectual Property (including execution and delivery of supplemental Intellectual Property Security Agreements for perfecting the Collateral Agent’s interest therein) and the General Intangibles of any Grantor relating thereto or represented thereby, and each Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until all Obligations are fully performed and Paid in Full.

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(iii) Each Grantor represents, warrants, and covenants that it has not, and shall not during the term of this Agreement, grant to any Person any exclusive license or other exclusive right to use, manufacture, sell, distribute, or otherwise exploit any Intellectual Property, or enter into any agreement that, in each case, would limit or restrict the ability of the Collateral Agent to exercise its rights hereunder with respect to any Intellectual Property, without the prior written consent of the Collateral Agent. Any purported grant of such exclusive rights without such consent shall be void and of no force or effect as against the Collateral Agent.

(i) Pledged Accounts.

(A) Within thirty (30) calendar days of the Initial Closing Date (the “Post-Closing Period”), each Grantor shall cause each bank and other financial institution which maintains a Controlled Account (each a “Controlled Account Bank”) to execute and deliver to the Collateral Agent, in form and substance satisfactory to the Collateral Agent, a Controlled Account Agreement with respect to such Controlled Account, duly executed by each Grantor and such Controlled Account Bank, pursuant to which such Controlled Account Bank among other things shall irrevocably agree, with respect to such Controlled Account, that (i) at any time after any Grantor, the Collateral Agent or any Buyer shall have notified such Controlled Account Bank that an Event of Default has occurred or is continuing, such Controlled Account Bank will comply with any and all instructions originated by the Collateral Agent directing the disposition of the funds in such Controlled Account without further consent by such Grantor, (ii) such Controlled Account Bank shall waive, subordinate or agree not to exercise any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, (iii) at any time after any Grantor, the Collateral Agent or any Buyer shall have notified such Controlled Account Bank that an Event of Default has occurred or is continuing, with respect to each such Controlled Account, such Controlled Account Bank shall not comply with any instructions, directions or orders of any form with respect to such Controlled Accounts other than instructions, directions or orders originated by the Collateral Agent, (iv) all funds deposited by any Grantor with such Controlled Account Bank shall, be subject to a perfected, first priority security interest in favor of the Collateral Agent, subject to the Permitted Liens and the proviso in the penultimate sentence of Section 5(k), and (v) upon receipt of written notice from the Collateral Agent during the continuance of an Event of Default, such Controlled Account Bank shall immediately send to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all such funds and other items held by it. No Grantor shall create or maintain any Pledged Account without the prior written consent of the Collateral Agent (in its sole and absolute discretion) and complying with the terms of this Agreement.

(B) If at any time after the date of this Agreement (but subject to the Post-Closing Period), the average daily balance of any Account that is not subject to a Controlled Account Agreement exceeds $10,000 during any calendar month (including the calendar month in which the date of this Agreement occurs), the Company shall, either (x) within two (2) Business Days following such date, transfer to a Controlled Account an amount sufficient to reduce the average daily balance of such Account to an amount not in excess of $10,000 or (y) within twenty-one (21) calendar days following the last day of such calendar month, deliver to the Collateral Agent a Controlled Account Agreement with respect to such Account, duly executed by such Grantor and the depositary bank in which such Account is maintained.

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(C) Notwithstanding anything to the contrary contained in Section 6(i)(B) above, and without limiting any of the foregoing, if at any time on or after the date that is twenty-one (21) calendar days following the Initial Closing Date, the total aggregate amount of the cash of the Company and any of its Subsidiaries, in the aggregate, that is not held in a Controlled Account exceeds $100,000 (the “Maximum Free Cash Amount”), the Company shall within two (2) Business Days following such date, either (x) transfer to a Controlled Account an amount sufficient to reduce the total aggregate amount of the cash that is not held in a Controlled Account to an amount not in excess of the Maximum Free Cash Amount or (y) deliver to the Collateral Agent a Controlled Account Agreement with respect to such Account (or Accounts), duly executed by such Grantor and the depositary bank in which such Account (or Accounts) is maintained, as necessary to reduce the total aggregate amount of the cash that is not held in a Controlled Account to an amount not in excess of the Maximum Free Cash Amount.

(j) Motor Vehicles.

(i) Upon the Collateral Agent’s written request, each Grantor shall deliver to the Collateral Agent originals of the certificates of title or ownership for each motor vehicle with a value in excess of $10,000 owned by it, with the Collateral Agent listed as lienholder, for the ratable benefit of the Collateral Agent and the Noteholders.

(ii) Each Grantor hereby appoints the Collateral Agent as its attorney-in-fact for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate Governmental Authorities to enable motor vehicles now owned or hereafter acquired by such Grantor to be retitled and the Collateral Agent listed as lienholder thereof, (B) filing such applications with such Governmental Authorities, and (C) executing such other agreements, documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Collateral Agent a perfected Lien on the motor vehicles and exercising the rights and remedies of the Collateral Agent hereunder). This appointment as attorney-in-fact is coupled with an interest and is irrevocable until all of the Obligations are fully performed and Paid in Full.

(iii) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by accurate odometer statements for each motor vehicle covered thereby.

(iv) So long as no Event of Default shall have occurred and be continuing, upon the request of any Grantor, the Collateral Agent shall execute and deliver to any Grantor such instruments as such Grantor shall reasonably request in writing to remove the notation of the Collateral Agent as lienholder on any certificate of title for any motor vehicle; provided, however, that any such instruments shall be delivered, and the release effective, only upon receipt by the Collateral Agent of a certificate from any Grantor stating that such motor vehicle is to be sold or has suffered a casualty loss (with title thereto in such case passing to the casualty insurance company therefor in settlement of the claim for such loss) and the amount that any Grantor will receive as sale proceeds or insurance proceeds. Any proceeds of such sale or casualty loss shall be paid to the Collateral Agent hereunder immediately upon receipt, to be applied to the Obligations then outstanding.

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(k) Control. Each Grantor hereby agrees to take any or all action that may be necessary or that the Collateral Agent may reasonably request in order for the Collateral Agent to obtain “control” in accordance with Sections 9-105 through 9-107 of the Code with respect to the following Collateral: (i) Electronic Chattel Paper, (ii) Investment Property, and (iii) Letter-of-Credit Rights.

(l) Inspection and Reporting. Each Grantor shall permit the Collateral Agent, or any agent or representatives thereof or such attorneys, accountant or other professionals or other Persons as the Collateral Agent may designate (at Grantors’ sole cost and expense) (i) to examine and make copies of and abstracts from any Grantor’s Records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, Instruments, Accounts, Inventory and other assets of any Grantor from time to time, and (iv) to conduct audits, physical counts, appraisals, valuations and/or examinations at the locations of any Grantor. Each Grantor shall also permit the Collateral Agent, or any agent or representatives thereof or such attorneys, accountants or other professionals or other Persons as the Collateral Agent may designate to discuss such Grantor’s affairs, finances and accounts with any of its directors, officers, managerial employees, attorneys, independent accountants or any of its other representatives. Without limiting the foregoing, the Collateral Agent may, at any time, in the Collateral Agent’s own name, in the name of a nominee of the Collateral Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of such Grantor, parties to contracts with such Grantor and/or obligors in respect of Instruments or Pledged Debt of such Grantor to verify with such Persons, to the Collateral Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Pledged Debt, Chattel Paper, payment intangibles and/or other receivables.

(m) Future Subsidiaries. If any Grantor hereafter creates or acquires any Subsidiary, simultaneously with the creation or acquisition of such Subsidiary, such Grantor shall (i) if such Subsidiary is a Domestic Subsidiary, cause such Subsidiary to become a party to this Agreement as an additional “Grantor” hereunder, (ii) deliver to the Collateral Agent updated Schedules to this Agreement, as appropriate (including, without limitation, an updated Schedule IV to reflect the grant by such Grantor of a Lien on and security interest in all Pledged Debt and Pledged Equity now or hereafter owned by such Grantor), (iii) if such Subsidiary is a Domestic Subsidiary, cause such Subsidiary to duly execute and deliver a guaranty of the Obligations in favor of the Collateral Agent in form and substance acceptable to the Collateral Agent, (iv) deliver to the Collateral Agent the stock certificates representing all of the Capital Stock of such Subsidiary, along with undated stock powers for each such certificates, executed in blank (or, if any such shares of Capital Stock are uncertificated, confirmation and evidence reasonably satisfactory to the Collateral Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Collateral Agent, in accordance with Section 8-106 of the Code or any other similar or local or foreign law that may be applicable), and (v) duly execute and/or cause to be delivered to the Collateral Agent, in form and substance acceptable to the Collateral Agent, such opinions of counsel and other documents as the Collateral Agent shall request with respect thereto; provided, however, that no Grantor shall be required to pledge any

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Excluded Collateral. Each Grantor hereby authorizes the Collateral Agent to attach such updated Schedules to this Agreement and agrees that all Pledged Equity and Pledged Debt listed on any updated Schedule delivered to the Collateral Agent shall for all purposes hereunder be considered Collateral. The Grantors agree that the pledge of the shares of Capital Stock acquired by a Grantor of Foreign Subsidiary may be supplemented by one or more separate pledge agreements, deeds of pledge, share charges, or other similar agreements or instruments, executed and delivered by the relevant Grantor in favor of the Collateral Agent, which pledge agreements will provide for the pledge of such shares of Capital Stock in accordance with the laws of the applicable foreign jurisdiction. With respect to such shares of Capital Stock, the Collateral Agent may, at any time and from time to time, in its sole discretion, take actions in such foreign jurisdictions that will result in the perfection of the Lien created in such shares of Capital Stock.

(n) Certain Post-Closing Matters. On or before the applicable date set forth on Schedule VIII for each action described therein, or such later date agreed to in writing by the Collateral Agent (including via email) in its sole discretion, take, or cause to be taken, each action specified and deliver each required agreement or document, as applicable. The failure to have taken such actions or deliver such agreements or documents by the date set forth on Schedule VIII (as such date may be extended in the Collateral Agent’s sole discretion as provided herein) shall be an Event of Default.

SECTION 7. Additional Provisions Concerning the Collateral.

(a) To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, each Grantor hereby (i) authorizes the Collateral Agent to execute any such agreements, instruments or other documents in such Grantor’s name and to file such agreements, instruments or other documents in such Grantor’s name and in any appropriate filing office, (ii) authorizes the Collateral Agent at any time and from time to time to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Collateral Agent may determine regardless of whether any particular asset of such Grantor falls within the scope of Article 9 of the Code or whether any particular asset of such Grantor constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor) and (iii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

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(b) Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 6(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any action, suit or proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent and the Noteholders with respect to any Collateral, (v) to execute assignments, licenses and other documents to enforce the rights of the Collateral Agent and the Noteholders with respect to any Collateral, and (vi) to verify any and all information with respect to any and all Accounts. This power is coupled with an interest and is irrevocable until all of the Obligations are fully performed and Paid in Full.

(c) For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property in which such Grantor now or hereafter has any right, title or interest, wherever the same may be located, including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Securities Purchase Agreement that limit the right of any Grantor to dispose of its property, and Section 6(g) and Section 6(h) hereof, so long as no Event of Default shall have occurred and be continuing, any Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business and as otherwise expressly permitted by any of the other Transaction Documents, provided that no such action shall impair the Lien of the Collateral Agent in such Intellectual Property. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of any Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property). Further, upon the full performance and Payment in Full of all of the Obligations, the Collateral Agent (subject to Section 11(e) hereof) shall release and reassign to any Grantor all of the Collateral Agent’s right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by each Grantor in accordance with the second sentence of this clause (c). Each Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction no longer subject to appeal.

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(d) If any Grantor fails to perform any agreement or obligation contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 9 hereof and such obligation shall be secured by the Collateral.

(e) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f) Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights or remedies hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(g) As long as no Event of Default shall have occurred and be continuing and, other than in the case of a Bankruptcy Event of Default, until written notice shall be given to the applicable Grantor:

(i) Each Grantor shall have the right, from time to time, to vote and give consents with respect to the Pledged Equity, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Securities Purchase Agreement or any other Transaction Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Collateral Agent in respect of the Pledged Equity or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Securities Purchase Agreement):

(A) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

(B) the consolidation or merger of a Pledged Entity with any other Person;

(C) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of the Collateral Agent;

(D) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Capital Stock; or

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(E) the alteration of the voting rights with respect to the Capital Stock of a Pledged Entity.

(h) (i) Each Grantor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Equity to the extent not in violation of the Securities Purchase Agreement other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Equity, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Equity; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Equity; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

(ii) all dividends and interest (other than such cash dividends and interest as are permitted to be paid to any Grantor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Equity, whenever paid or made, shall be delivered to the Collateral Agent to hold as Pledged Equity and shall, if received by any Grantor, be received in trust for the benefit of the Collateral Agent (for the ratable benefit of the Collateral Agent and the Noteholders), be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Collateral Agent as Pledged Equity in the same form as so received (with any necessary endorsement).

SECTION 8. Remedies Upon Event of Default; Application of Proceeds. If any Event of Default shall have occurred and be continuing:

(a) The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, in any other Transaction Document or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent’s name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the ratable benefit of itself and the Noteholders, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of its respective Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent’s rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale (including, without limitation, by credit bid), at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such

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other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least ten (10) days’ notice to any Grantor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Collateral Agent and the Noteholders arising by reason of the fact that the price at which its respective Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that any Grantor may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of its respective Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Collateral. In addition to the foregoing, (1) upon written notice to any Grantor from the Collateral Agent after and during the continuance of an Event of Default, such Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (2) the Collateral Agent may, at any time and from time to time after and during the continuance of an Event of Default, upon 10 days’ prior notice to such Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; (3) the Collateral Agent may, at any time, pursuant to the authority granted in Section 7 hereof or otherwise (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of such Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country; (4) the Collateral Agent may record or file any document evidencing its security interest in the Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any other applicable registry; (5) the Collateral Agent may take over or direct the prosecution, maintenance, and enforcement of any Intellectual Property, including the right to bring suit in the name of any Grantor or the Collateral Agent to recover damages for infringement and to seek injunctive relief; and (6) the Collateral Agent may settle or compromise any claims or litigation relating to the Intellectual Property on such terms as the Collateral Agent deems appropriate in its sole discretion.

(b) Any cash held by the Collateral Agent as Collateral and all Cash Proceeds received by the Collateral Agent in respect of any sale or disposition of or collection from, or other realization upon, all or any part of the Collateral shall be applied as follows (subject to the provisions of the Securities Purchase Agreement): first, to pay any fees, indemnities or expense reimbursements then due to the Collateral Agent (including, without limitation, those described in Section 9 hereof); second, to pay any fees, indemnities or expense reimbursements then due to the

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Noteholders, on a pro rata basis; third to pay interest due under the Notes owing to the Noteholders, on a pro rata basis; fourth, to pay or prepay principal in respect of the Notes, whether or not then due, owing to the Noteholders, on a pro rata basis; fifth, to pay or prepay any other Obligations, whether or not then due, in such order and manner as the Collateral Agent shall elect, consistent with the provisions of the Securities Purchase Agreement. Any surplus of such cash or Cash Proceeds held by the Collateral Agent and remaining after the full performance and Payment in Full of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c) In the event that the proceeds of any such sale, disposition, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Noteholders are legally entitled, each Grantor shall be, jointly and severally, liable for the deficiency, together with interest thereon at the highest rate specified in the Notes for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other charges of any attorneys employed by the Collateral Agent to collect such deficiency.

(d) To the extent that applicable law imposes duties on the Collateral Agent to exercise rights and remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Collateral Agent (i) to fail to incur expenses deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Collateral Agent, to obtain the services of brokers, investment bankers, consultants, attorneys and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would be commercially reasonable in the Collateral Agent’s exercise of rights and remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this section. Without limitation of the foregoing, nothing contained in this section shall be construed to grant any rights to any Grantor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this section.

33

(e) The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent’s rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that any Grantor lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 9. Indemnity and Expenses.

(a) Each Grantor agrees, jointly and severally, to defend, protect, indemnify and hold the Collateral Agent and each of the Noteholders harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of such Person’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent resulting from such Person’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction no longer subject to appeal.

(b) Each Grantor agrees, jointly and severally, to pay to the Collateral Agent upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Collateral Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Collateral Agent), which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights or remedies of the Collateral Agent hereunder or under applicable law, or (iv) the failure by any Grantor to perform or observe any of the provisions of any Transaction Document.

SECTION 10. Notices, Etc. All notices and other communications provided for hereunder shall be effected in the manner provided for in Section 9(f) of the Securities Purchase Agreement. Any notices or other communications to any Grantor shall be sent to the Company’s address as set forth in Section 9(f) of the Securities Purchase Agreement. For the avoidance of doubt, all Foreign Subsidiaries, as Grantors, hereby appoint the Company as its agent for receipt of service of process and all notices and other communications in the United States.

34

SECTION 11. Miscellaneous.

(a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Collateral Agent (and approved by the Required Holders), and no waiver of any provision of this Agreement, and no consent to any departure by each Grantor therefrom, shall be effective unless it is in writing and signed by each Grantor and the Collateral Agent (and approved by the Required Holders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification or waiver of this Agreement shall be effective to the extent that it (1) applies to fewer than all of the holders of the Securities (as defined in the Securities Purchase Agreement) then outstanding or (2) imposes any obligation or liability on any Noteholder without such Noteholders prior written consent (which may be granted or withheld in such Noteholder’s sole discretion).

(b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right or remedy hereunder or under any of the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Collateral Agent or any Noteholder provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights and remedies of the Collateral Agent or any Noteholder under any of the other Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights or remedies under any of the other Transaction Documents against such party or against any other Person, including but not limited to, any Grantor.

(c) If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(d) This Agreement shall create a continuing Lien on and security interest in the Collateral and shall (i) remain in full force and effect until the full performance and Payment in Full of the Obligations, and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Collateral Agent and the Noteholders hereunder, to the ratable benefit of the Collateral Agent and the Noteholders and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to any Grantor, the Collateral Agent and the Noteholders may assign or otherwise transfer their rights and obligations under this Agreement and any of the other Transaction Documents, to any other Person and such other Person shall

35

thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent and the Noteholders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent or any such Noteholder shall mean the assignee of the Collateral Agent or such Noteholder. None of the rights or obligations of any Grantor hereunder may be assigned, delegated, or otherwise transferred without the prior written consent of the Collateral Agent in its sole and absolute discretion, and any such assignment, delegation, or transfer without such consent of the Collateral Agent shall be null and void.

(e) Upon the full performance and Payment in Full of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the respective Grantor that granted such security interests hereunder, and (ii) the Collateral Agent will, upon any Grantor’s request and at such Grantor’s expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(f) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each Grantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against any Grantor in any other jurisdiction to collect on such Grantor’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(g) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

36

(h) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(i) This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(j) Each Grantor agrees, on a joint and several basis, to pay all reasonable and documented costs and expenses (including legal costs) incurred by the Collateral Agent and each Noteholder in accordance with the terms of Section 4(j) of the Securities Purchase Agreement and all Obligations provided for in this Section 11(j) shall survive the termination of the Notes and the payment of the Notes and all other amounts payable thereunder and termination of this Agreement.

(k) All agreements, representations and warranties made herein and in every other Transaction Document shall survive the execution and delivery of this Agreement and the other Transaction Documents. The provisions of Sections 6(d), 9 and 11 of this Agreement shall survive the termination of the Notes and the payment of the Notes and all other amounts payable thereunder and termination of this Agreement.

SECTION 12. Material Non-Public Information. Upon receipt or delivery by any Grantor of any notice in accordance with the terms of this Agreement, unless such Grantor has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Grantor or any of its Subsidiaries, such Grantor shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that such Grantor believes that a notice contains material, non-public information relating to such Grantor or any of its Subsidiaries, such Grantor so shall indicate to the Collateral Agent and any applicable Noteholder contemporaneously with delivery of such notice, and in the absence of any such indication, the Collateral Agent and each Noteholder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to such Grantor or its Subsidiaries. Nothing contained in this Section 12 shall limit any obligations of any Grantor, or any rights or remedies of the Collateral Agent or any Noteholder, under Section 9(m) of the Securities Purchase Agreement.

37

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38

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:

CERENOME, INC.

By:
Name:
Title:

CNSIDE DIAGNOSTICS, LLC

By:
Name:
Title:

ACCEPTED BY:

3I, LP, as Collateral Agent

By:
Name:
Title:

EXHIBIT A

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, modified, supplemented, renewed, restated or replaced from time to time, this “IP Security Agreement”), dated [_____], 20[__], is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of 3i, LP, in its capacity as collateral agent (the “Collateral Agent”) for the Noteholders. All capitalized terms not otherwise defined herein shall have the meanings respectively ascribed thereto in the Security Agreement (as defined below).

WHEREAS, Cerenome, Inc., a corporation organized under the laws of the State of Delaware (the “Company”) and each party listed as a “Buyer” on the Schedule of Buyers attached thereto (collectively, the “Buyers”) are parties to that certain Securities Purchase Agreement, dated September 4, 2026, pursuant to which the Company shall be required to sell, and the Buyers shall purchase or have the right to purchase, the “Notes” (as defined therein) issued pursuant thereto (as such Notes may be amended, modified, supplemented, renewed, restated or replaced from time to time in accordance with the terms thereof, collectively, the “Notes”);

WHEREAS, it is a condition precedent to the purchase of the Notes under the Securities Purchase Agreement that each Grantor has executed and delivered that certain Security and Pledge Agreement, dated September 8, 2026, made by the Grantors to the Collateral Agent (as amended, modified, supplemented, renewed, restated or replaced from time to time, the “Security Agreement”); and

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the ratable benefit of the Collateral Agent and the Noteholders, a Lien on and security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

WHEREAS, the Grantors have determined that the execution, delivery, and performance of this IP Security Agreement directly benefits, and is in the best interest of, the Grantors.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, each Grantor agrees with the Collateral Agent, for the ratable benefit of the Collateral Agent and the Noteholders, as follows

SECTION 1. Grant of Security. As collateral security for the due and punctual payment and performance in full of the Obligations, as and when due, each Grantor hereby pledges and assigns to the Collateral Agent, its successors and permitted assigns, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Collateral Agent and the Noteholders, a continuing Lien on and security interest in, all of such Grantor’s right, title and interest in, to and under the following (the “Collateral”):

(i) the Patents and Patent applications set forth in Schedule A hereto;

(ii) the Trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby;

(iii) all Copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto;

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all Proceeds, including without limitation Cash and Noncash Proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the collateral of or arising from any of the foregoing.

SECTION 2. Security for Obligations. The grant of a Lien on and security interest in, the Collateral by each Grantor under this IP Security Agreement constitutes continuing collateral security for the payment and performance of all Obligations of such Grantor now or hereafter existing under or in respect of the Notes and the Transaction Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one and the same Agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the Lien and security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6. Governing Law; Jurisdiction; Jury Trial.

(i) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any provision or rule of law (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York.

(ii) Each Grantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim, defense or objection that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under Section 9(f) of the Securities Purchase Agreement or on the signature pages hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Collateral Agent or the Noteholders from bringing suit or taking other legal action against any Grantor in any other jurisdiction to collect on a Grantor’s obligations or to enforce a judgment or other court ruling in favor of the Collateral Agent or a Noteholder.

(iii) WAIVER OF JURY TRIAL, ETC. EACH GRANTOR IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(iv) Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, indirect, incidental, punitive or consequential damages.

[The remainder of the page is intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[_____________________]

By
Name:
Title:

Address for Notices:

Schedule A

Patents

Grantor	Country	Title	Application or Patent No.	Application or Registration Date	Assignees

Schedule B

Trademarks

Grantor	Country	Trademark	Application or Registration No.	Application or Registration Date	Assignees

Schedule C

Copyrights

Grantor	Country	Title	Type of Work	Application or Registration No.	Issue Date	Assignees

SCHEDULE I

Legal Names; Organizational Identification Numbers;

States or Jurisdiction of Organization

Grantor’s Name	State of Organization	Federal Employer I.D.	Organizational I.D.
Cerenome, Inc.	Delaware	33-0827593	2752020
CNSide Diagnostics, LLC	Delaware	99-3108953	3699552

SCHEDULE II

Intellectual Property

Patents

FBT Gibbons G118973-G114725

CNSide Biocept (PLUS-2702)

PATHOGEN INACTIVATING AND NUCLEIC ACID STABILIZATION MEDIA FOR MICROORGANISM COLLECTION AND TRANSPORT

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	63/112,384	11/11/2020			Expired
U.S.A.	18/252,684	05/11/2023			Abandoned
U.S.A.	19/665,209	05/01/2026			Pending
PCT	PCT/US2021/059004	11/11/2021			Expired
Europe	21892820.8	11/11/2021			Pending

FBT Gibbons G118973-G114726

LM (PLUS-0005)

RADIOLABELED LIPOSOMES AND METHODS OF USE FOR TREATING LEPTOMENINGEAL METASTASES

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	63/302,953	01/25/2022			Expired
U.S.A.	63/333,050	04/20/2022			Expired
U.S.A.	63/343,034	05/17/2022			Expired
U.S.A.	18/784,347	07/25/2024			Pending
PCT	PCT/US2023/011564	01/25/2023			Expired
Australia	2023212044	01/25/2023			Allowed
Australia	2026205150	01/25/2023			Pending
Brazil	BR112024015200-6	01/25/2023			Pending
Canada	3243234	01/25/2023			Allowed
China	202380027947.9	01/25/2023			Pending
Europe	23747577.7	01/25/2023			Pending

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
Hong Kong	62025109733.8	01/25/2023			Pending
Indonesia	P00202408220	01/25/2023			Pending
Israel	314471	01/25/2023			Pending
Japan	2024-566187	01/25/2023			Pending
Korea	10-2024-7028450	01/25/2023			Pending
Mexico	MX/a/2024/009199	01/25/2023			Pending
Malaysia	PI 2024004338	01/25/2023			Pending
South Africa	2024/06074	01/25/2023			Pending

FBT Gibbons G118973-G114727

CNSide Biocept (PLUS-1900)

CELL SEPARATION USING MICROCHANNEL HAVING PATTERNED POSTS

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	60/678,004	05/04/2005			Expired
U.S.A.	11/038,920	01/18/2005	8,158,410	04/17/2012	Granted
U.S.A.	11/458,668	07/19/2006			Abandoned

U.S.A.	11/814,276	11/25/2008			Abandoned
U.S.A.	13/525,225	06/15/2012	9,212,977	12/15/2015	Expired
U.S.A.	14/937,481	11/10/2015			Abandoned
U.S.A.	15/193,712	06/27/2016	10,369,568	08/06/2019	Expired
U.S.A.	16/507,363	07/10/2019			Abandoned
U.S.A.	18/413,881	01/16/2024			Expired
PCT	PCT/US06/00383	01/05/2006			Expired
China	200680002401.4	01/05/2006	ZL200680002401.4	07/17/2013	Expired

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
China	201310240119.1	01/05/2006	ZL201310240119.1	05/25/2016	Expired
Europe	06717562.0	01/05/2006	1838442	09/11/2013	Expired
Europe	12195814.4	01/05/2006			Abandoned
Hong Kong	08107280.6	01/05/2006	1116720	03/28/2014	Expired
Hong Kong	14104295.8	01/05/2006			Abandoned
India	2991/KOLNP/2007	01/05/2006			Abandoned
Israel	184345	01/05/2006			Abandoned

Japan	2007-551296	01/05/2006			Abandoned
Japan	2015-015222	01/05/2006			Abandoned
Japan	2016-255895	01/05/2006			Abandoned
Japan	2012-048659	01/05/2006	5824387	10/16/2015	Expired
Korea	1020077018895	01/05/2006			Abandoned
Taiwan	095115566	05/02/2006			Abandoned

FBT Gibbons G118973-G114730

CNSide Biocept (PLUS-2203)

DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	61/163,009	03/24/2009			Expired
U.S.A.	61/235,615	08/20/2009			Expired
U.S.A.	61/298,871	01/27/2010			Expired
U.S.A.	12/730,738	03/24/2010	9,128,082	09/08/2015	Granted
U.S.A.	13/269,532	10/07/2011			Abandoned
U.S.A.	14/223,980	03/24/2014	9,671,407	06/06/2017	Granted

U.S.A.	14/812,498	07/29/2015	10,527,611	01/07/2020	Granted
U.S.A.	16/695,976	11/26/2019	11,719,692	08/08/2023	Granted
U.S.A.	18/334,185	06/13/2023			Abandoned
U.S.A.	19/546,605	02/23/2026			Pending
PCT	PCT/US10/28499	03/24/2010			Expired
Australia	2010229924	03/24/2010	2010229924	07/21/2016	Granted

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
Australia	2016222325	03/24/2010	2016222325	09/14/2017	Granted
Canada	2756493	03/24/2010	2756493	07/02/2019	Granted
China	201080019566.9	03/24/2010	ZL201080019566.9	05/07/2019	Granted
China	201910312087.9	03/24/2010			Abandoned
Europe	10756790.1	03/24/2010	2411808	11/11/2015	Granted (valid in DE, ES, FR, GB, IT)
Europe	15188374.1	03/24/2010	2995953	11/292017	Granted (valid in DE, FR, GB, IT)
Hong Kong	16110945.7	03/24/2010	1222901	07/14/2017	Granted
Japan	2012-502208	03/24/2010	5923035	04/22/2016	Granted
Japan	2014-237778	03/24/2010	6081434	01/27/2017	Granted
Japan	2015-251296	03/24/2010	6463668	01/11/2019	Granted
Japan	2018-204145	03/24/2010	6771010	09/30/2020	Annuity Due 30-Sep-2026

FBT Gibbons G118973-G114732

CNSide Biocept (PLUS-2409)

METHODS AND REAGENTS FOR SIGNAL AMPLIFICATION

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	61/385,937	09/23/2010			Expired
U.S.A.	13/241,083	09/22/2011	9,347,946	05/24/2016	Granted
U.S.A.	15/137,699	04/25/2016			Abandoned
PCT	PCT/US11/52837	09/22/2011			Expired
Canada	2812291	09/22/2011	2812291	06/16/2020	Granted
China	201180056340.0	09/22/2011	ZL201180056340.0	08/10/2016	Granted
Europe	11827572.6	09/22/2011	2619588	08/17/2019	Granted (valid in CH, DE, FR, GB, IT) Annuity Due 22-Sep-2026
Hong Kong	14101003.7	09/22/2011	1188285	09/11/2020	Granted
Japan	2013-530331	09/22/2011	6234817	11/02/2017	Granted
Japan	2015-183025	09/22/2011			Abandoned
Japan	2017-169450	09/22/2011			Abandoned

FBT Gibbons G118973-G114733

GBM/LM (PLUS-0007)

RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	63/115,519	11/18/2020			Expired
U.S.A.	17/746,853	05/17/2022			Pending
PCT	PCT/US21/59969	11/18/2021			Expired
Australia	2021381376	11/18/2021			Pending
Brazil	BR112023009541-7	11/18/2021			Pending
Canada	3198991	11/18/2021			Annuity Due 18-Nov-2026
China	202180090926.2	11/18/2021			Pending
Europe	21895620.9	11/18/2021			Pending
Hong Kong	62024089306.0	11/18/2021			Pending
Hong Kong	62024093102.7	11/18/2021			Pending
Indonesia	P00202305319	11/18/2021			Pending

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
Israel	302964	11/18/2021			Pending
Japan	2023-553170	11/18/2021			Pending
Korea	10-2023-7020403	11/18/2021			Pending
Mexico	MX/a/2023/005857	11/18/2021			Pending
Malaysia	PI 2023002944	11/18/2021			Request for Modified Substantive Examination Due 18-Nov-2026

FBT Gibbons G118973-G114734

BAM (PLUS-0014)

BIODEGRADABLE ALGINATE MICROSPHERES

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	63/433,889	12/20/2022			Expired
U.S.A.	18/390,264	12/20/2023			Pending
PCT	PCT/US23/85031	12/20/2023			Expired
Argentina	230103471	12/20/2023			Abandoned
Canada	3277661	12/20/2023			Pending
China	202380093881.3	12/20/2023			Pending
Europe	23908404.9	12/20/2023			Pending
Hong Kong	62025116591.1	12/20/2023			Pending
Japan	2025-536287	12/20/2023			Request Examination due 20-Dec-2026

FBT Gibbons G118973-G114735

LM Cerebrospinal Fluid (PLUS-5001)

MONITORING AND TREATMENT OF CENTRAL NERVOUS SYSTEM METASTASES

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	63/870,673	08/26/2025			Pending

FBT Gibbons G118973-G114736

LM Monitoring (PLUS-5000)

MONITORING AND TREATMENT OF LEPTOMENINGEAL METASTASES

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	63/723,482	11/21/2024			Expired
PCT	PCT/US25/55763	11/17/2025			Pending

FBT Gibbons G118973-G114738

Use of Diazolidinyl Urea (PLUS-2300)

USE OF DIAZOLIDINYL UREA FOR ANTI-CLUMPING OF BIOLOGICAL SAMPLES

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	61/385,935	09/23/2010			Expired
U.S.A.	13/243,432	09/23/2011	9,040,255	05/26/2015	Granted
U.S.A.	14/695,455	04/24/2015			Abandoned
U.S.A.	90/014,862(Reexam of 9,040,255)	09/17/2021			Reexamination Certificate Issued
PCT	PCT/US11/53041	09/23/2011			Expired

FBT Gibbons G118973-0817650

CNSide Biocept (PLUS-1900-1)

DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	11/038,920	01/18/2005	8,158,410	04/17/2012	Granted
U.S.A.	11/458,668	07/19/2006			Abandoned
U.S.A.	13/441,703	04/06/2012			Abandoned
PCT	PCT/US07/73817	07/18/2007			Expired
Canada	2658336	07/18/2007	2658336	01/24/2008	Granted
China	200780032530.2	07/18/2007	ZL200780032530.2	07/09/2014	Granted
Europe	07813079.6	07/18/2007			Abandoned
Hong Kong	10102459.8	07/18/2007	1135725	07/10/2015	Granted
Hong Kong	09105117.8	07/18/2007			Abandoned
India	269/KOLNP/2009	07/18/2007			Abandoned
Israel	196553	07/18/2007			Abandoned

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
Japan	2009-520982	07/18/2007			Abandoned
Korea	1020097003339	07/18/2007			Abandoned

FBT Gibbons G118973-0817644

CNSide (Cell Isolation)

ISOLATION OF CELLS OR THE LIKE FROM BODILY FLUIDS

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	11/021,304	12/23/2004	7,439,062	10/21/2008	Expired
PCT	PCT/US05/46961	12/21/2005			Expired

FBT Gibbons G118973-0817649

CNSide Biocept (Microchannel Apparatus)

DETECTION, SEPARATION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	11/331,988	01/12/2006	7,695,956	04/13/2010	Expired
U.S.A.	12/721,510	03/10/2010			Abandoned
PCT	PCT/US07/60518	01/12/2007			Expired
China	200780003143.6	01/12/2007			Abandoned
Europe	07717726.9	01/12/2007			Abandoned

Hong Kong	09102561.6	01/12/2007			Abandoned
Hong Kong	09107243.1	01/12/2007			Abandoned
India	2899/KOLNP/2008	01/12/2007			Abandoned
Japan	2008-550541	01/12/2007			Abandoned
Japan	2010-058590	01/12/2007			Abandoned
Japan	2012-118310	01/12/2007			Abandoned

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
Korea	1020087019406	01/12/2007			Abandoned

FBT Gibbons G118973-0817648

CNSide Biocept (Biochip)

REFLECTIVE SUBSTRATE AND ALGORITHMS FOR 3D BIOCHIP

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	60/412,522	09/19/2002			Expired
U.S.A.	10/664,248	09/16/2003	7,198,901	04/03/2007	Expired

FBT Gibbons G118973-0817646

CNSide Biocept (Microarray/Hydrogel)

MICROARRAYS UTILIZING HYDROGELS

COUNTRY	SERIAL NO.	FILED	PATENT NO.	ISSUE DATE	STATUS
U.S.A.	10/922,391	08/19/2004	7,595,157	09/29/2009	Expired
PCT	PCT/US05/28224	08/09/2005			Expired

Trademarks:

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
1.	CERENOME SN: 99834767	United States (Federal)	Pending Application, May 20, 2026 Office Status: New Application - Record Initialized Not Assigned to Examiner Filed: May 20, 2026 Register Type: Principal Register	Int’l Class: 05, 42, 44
(Int’l Class: 05)
Pharmaceutical preparations for the treatment of cancer; pharmaceutical preparations for the treatment of diseases and disorders of the central nervous system; radiopharmaceutical preparations for diagnostic and therapeutic purposes; diagnostic preparations for medical purposes for the detection and characterization of cancer and other diseases, including diseases and disorders of the central nervous system.
(Int’l Class: 42)
				Medical research in the field of oncology; medical research laboratory services in the field of oncology; pharmaceutical research and development services; providing medical and scientific information in the field of cancer, diseases and disorders of the central nervous system, and oncological diseases and disorders; data analytics services in the field of oncology and central nervous system diseases and disorders; software as a service (SAAS) services featuring software for data analytics in the fields of pharmaceutical research, oncology, and diseases	Plus Therapeutics, Inc. (Delaware Corporation) 6420 Levit Green Blvd Suite 210, Houston, Texas 77021 United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information

and disorders of the central nervous system; providing scientific and research information in the field of oncology and central nervous system diseases and disorders via a website.
(Int’l Class: 44)
Medical diagnostic testing services in the field of oncology and diseases of the central nervous system; providing medical information in the field of cancer diagnosis and treatment; providing medical information services in the field of oncology and central nervous system diseases and disorders, including through data analytics; providing healthcare data analytics services, namely, analysis of clinical and medical data in the fields of oncology and diseases and disorders of the central nervous system.

2.	CERENOME and Design SN: 99902520	United States (Federal)	Pending Application, June 24, 2026 Office Status: New Application - Record Initialized Not Assigned to Examiner Filed: June 24, 2026 Register Type: Principal Register	Int’l Class: 05, 42, 44
(Int’l Class: 05)
Pharmaceutical preparations for the treatment of cancer; pharmaceutical preparations for the treatment of diseases and disorders of the central nervous system; radiopharmaceutical preparations for diagnostic and therapeutic purposes; diagnostic preparations for medical purposes for the detection and characterization of cancer and other diseases, including diseases and disorders of the central nervous system.
(Int’l Class: 42)
				Medical research in the field of oncology; medical research laboratory	Plus Therapeutics, Inc. (Delaware Corporation) 6420 Levit Green Blvd Suite 210, Houston, Texas 77021 United States of America

65

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
services in the field of oncology; pharmaceutical research and development services; providing medical and scientific information in the field of cancer, diseases and disorders of the central nervous system, and oncological diseases and disorders; data analytics services in the field of oncology and central nervous system diseases and disorders; software as a service (SAAS) services featuring software for data analytics in the fields of pharmaceutical research, oncology, and diseases and disorders of the central nervous system; providing scientific and research information in the field of oncology and central nervous system diseases and disorders via a website.
(Int’l Class: 44)
Medical diagnostic testing services in the field of oncology and diseases of the central nervous system; providing medical information in the field of cancer diagnosis and treatment; providing medical information services in the field of oncology and central nervous system diseases and disorders, including through data analytics; providing healthcare data analytics services, namely, analysis of clinical and medical data in the fields of oncology and diseases and disorders of the central nervous system.

66

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information

3.	CEE SURE and Design SN: 99612161	United States (Federal)	Published, June 23, 2026 Office Status: Published For Opposition Filed: January 23, 2026 Register Type: Principal Register	Int’l Class: 10
(Int’l Class: 10)
				Medical apparatus for the collection and preservation of cerebrospinal fluid samples; medical devices, namely, sample collection tubes for cerebrospinal fluid; apparatus for preserving and stabilizing cells and biomarkers in cerebrospinal fluid samples during collection, storage, and transport for research, diagnostic, or therapeutic use	Plus Therapeutics, Inc. (Delaware Corporation) 6420 Levit Green Blvd Suite 210, Houston, Texas 77021 United States of America

4.	REYOBIQ SN: 98675300	United States (Federal)	Application pending publication, March 9, 2026 Office Status: Second Extension - Granted Filed: July 31, 2024 Register Type: Principal Register	Int’l Class: 05
(Int’l Class: 05)
				Pharmaceutical and radiotherapeutic preparations, namely, therapeutic anti-cancer drugs; biopharmaceuticals for the treatment of cancers; pharmaceutical preparations and substances for use in oncology; pharmaceutical preparations and substances for the treatment of cancers	Plus Therapeutics, Inc. (Delaware Corporation) 2710 Reed Rd, Suite 160, Houston, Texas 77051 United States of America

5.	REYOBIQ and Design SN: 99128434	United States (Federal)	Application pending publication, March 9, 2026 Office Status: First Extension - Granted Filed: April 9, 2025 Register Type: Principal Register	Int’l Class: 05
(Int’l Class: 05)
				Pharmaceutical and radiotherapeutic preparations, namely, therapeutic anti-cancer drugs; biopharmaceuticals for the treatment of cancers; pharmaceutical preparations and substances for use in oncology;	Plus Therapeutics, Inc. (Delaware Corporation) 2710 Reed Rd, Suite 160, Houston, Texas 77051 United States of America

67

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
pharmaceuticl preparations and substances for the treatment of cancers

6.	Design Only SN: 99128432	United States (Federal)	Application pending publication, April 14, 2026 Office Status: First Extension - Granted Filed: April 9, 2025 Register Type: Principal Register	Int’l Class: 05
(Int’l Class: 05)
				Pharmaceutical and radiotherapeutic preparations, namely, therapeutic anti-cancer drugs; biopharmaceuticals for the treatment of cancers; pharmaceutical preparations and substances for use in oncology; pharmaceutical preparations and substances for the treatment of cancers	Plus Therapeutics, Inc. (Delaware Corporation) 2710 Reed Rd, Suite 160, Houston, Texas 77051 United States of America

7.	CNSIDE and Design SN: 99112626	United States (Federal)	Application pending publication, August 4, 2026 Office Status: First Extension - Granted Filed: March 31, 2025 Register Type: Principal Register	Int’l Class: 01, 05, 10, 42, 44
(Int’l Class: 01)
Diagnostic assays and reagents for clinical or medical laboratory research use
(Int’l Class: 05)
Medical diagnostic kits comprised of assays and reagents for the detection of cancer
(Int’l Class: 10)
Medical diagnostic apparatus for testing bodily fluids
(Int’l Class: 42)
				Diagnostic testing for medical research and development in the field of oncology; scientific research in the nature of conducting clinical trials for others; clinical laboratory services being medical research laboratory	Cnside Diagnostics, LLC (Delaware Limited Liability Company) 2710 Reed Rd, Suite 160, Houston, Texas 77051 United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
services
(Int’l Class: 44)
Medical diagnostic testing services relating to the detection of cancer; predictive medical analysis services relating to the selection of treatments for cancer; medical diagnostic screening and analysis for the treatment of persons; medical diagnostic testing through isolation and extraction of cells for analysis; medical diagnostic testing and medical analysis services related to the treatment of patients in the field of oncology

8.	CEE-SURE RN: 6511282 SN: 90453783	United States (Federal)	Registered, October 5, 2021 Office Status: Registered Int’l Class: 10 First Use: January, 2011 Filed: January 7, 2021 Registered: October 5, 2021 Register Type: Principal Register	Int’l Class: 10 (Int’l Class: 10) Blood testing apparatus, namely, blood collection tubes	Plus Therapeutics, Inc. (Delaware Corporation) 2710 Reed Rd, Suite 160, Houston, Texas 77051 United States of America

9.	CNSIDE RN: 6616822 SN: 90383127	United States (Federal)	Registered, January 11, 2022 Office Status: Registered Int’l Class: 44 First Use: April 21, 2021 Filed: December 15, 2020 Registered: January 11, 2022	Int’l Class: 44
(Int’l Class: 44)
				Medical diagnostic testing services relating to the detection of cancer; predictive medical analysis services relating to the selection of treatments for cancer; medical diagnostic screening and analysis for the treatment of persons; medical diagnostic testing	Cnside Diagnostics, LLC (Delaware Limited Liability Company) 2710 Reed Rd, Suite 160, Houston, Texas 77051 United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
			Register Type: Principal Register	through isolation and extraction of cells for analysis; medical diagnostic testing and medical analysis services related to the treatment of patients in the oncology field

10.	RESPECT RN: 7316565 SN: 90054951	United States (Federal)	Registered, February 27, 2024 Office Status: Registered Int’l Class: 44 First Use: July 28, 2020 Filed: July 15, 2020 Registered: February 27, 2024 Register Type: Principal Register	Int’l Class: 44
(Int’l Class: 44)
				medical information; providing medical information relating to oncology; providing medical information from a website relating to clinical trials of radiotherapeutic products	Plus Therapeutics, Inc. (Delaware Corporation) 4200 Marathon Blvd., Suite 200, AUSTIN, Texas 78756 United States of America

11.	RESPECT and Design RN: 7316566 SN: 90054967	United States (Federal)	Registered, February 27, 2024 Office Status: Registered Int’l Class: 44 First Use: July 28, 2020 Filed: July 15, 2020 Registered: February 27, 2024 Register Type: Principal Register	Int’l Class: 44
(Int’l Class: 44)
				medical information; providing medical information relating to oncology; providing medical information from a website relating to clinical trials of radiotherapeutic products	Plus Therapeutics, Inc. (Delaware Corporation) 4200 Marathon Blvd., Suite 200, AUSTIN, Texas 78756 United States of America

12.	PLUS THERAPEUTICS RN: 7795597 SN: 88470736	United States (Federal)	Registered, May 13, 2025 Office Status: Registered Int’l Class: 42 First Use: May 6, 2022 Filed: June 12, 2019 Registered: May 13, 2025 Register Type: Principal Register

Int’l Class: 42
(Int’l Class: 42)
Providing medical and scientific information in the field of cancer,

autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders

Plus Therapeutics, Inc. (Delaware Corporation) 4200 Marathon Blvd., Suite 200, AUSTIN, Texas 78756 United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information

13.	PLUS THERAPEUTICS and Design RN: 7795598 SN: 88470755	United States (Federal)	Registered, May 13, 2025 Office Status: Registered Int’l Class: 42 First Use: May 6, 2022 Filed: June 12, 2019 Registered: May 13, 2025 Register Type: Principal Register	Int’l Class: 42
(Int’l Class: 42)
				Providing medical and scientific information in the field of cancer, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders	Plus Therapeutics, Inc. (Delaware Corporation) 4200 Marathon Blvd., Suite 200, AUSTIN, Texas 78756 United States of America

14.	BIOCEPT LABORATORIES RN: 3159956 SN: 78412723	United States (Federal)	Renewed, December 31, 2016
Office Status: Registered and Renewed
Int’l Class: 09,42
First Use: October 3, 2005
Filed: May 4, 2004
Registered: October 17, 2006
Last Renewal: October 17, 2016
Register Type: Principal Register	Int’l Class: 09, 42
(Int’l Class: 09)
[Scientific equipment, namely, microtiters, multi-well plates, biosensors, microarrays, biochips, and apparatus for bioassay analysis, optical readers, scanners and detectors used in the screening and analysis of biological samples for scientific, medical and clinical research use]
(Int’l Class: 42)
				[Clinical and medical diagnostic science services in the field of scientific	Plus Therapeutics, Inc. (Delaware Corporation) 2710 Reed Rd, Suite 160, Houston, Texas 77051 United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
equipment, namely, microtiters, multi-well plates, biosensors, microarrays, biochips, and apparatus for bioassay analysis, optical readers, scanners and detectors used in the screening and analysis of biological samples; and] diagnostic screening in the field of drug research and development

15.	CNSIDE and Design AN: 2427258	Canada	Canada Filed Pending Application Last Status Received: Pending Application, May 26, 2026 Office Status: Searched Filed: September 26, 2025	Int’l Class: 01, 05, 10, 42, 44
(Int’l Class: 01)
Goods: Diagnostic assays and reagents for clinical or medical laboratory use
(Int’l Class: 05)
Goods: Medical diagnostic kits comprised of assays and reagents for the detection of cancer
(Int’l Class: 10)
Goods: Medical diagnostic apparatus for testing bodily fluids
(Int’l Class: 42)
Services: Diagnostic testing for research and development, clinical trials, and clinical laboratory services
(Int’l Class: 44)
				Services: Medical diagnostic testing services relating to the detection of cancer; predictive medical analysis services relating to the selection of treatments for cancer; medical diagnostic screening and analysis for the treatment of persons; medical diagnostic testing through isolation and extraction of cells for analysis; medical diagnostic testing and medical analysis services related to the treatment of patients in the field of oncology	CNSide Diagnostics, LLC 2710 Reed Rd, Suite 160 Houston, TX 77051, United States of America

.#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information

16.	PLUS THERAPEUTICS RN: TMA1183525 AN: 2021586	Canada	Canada Registered Last Status Received: Registered, June 7, 2023 Office Status: Registered Filed: December 11, 2019 Registered: June 7, 2023 Expiration Date: December 11, 2029	Int’l Class: 05, 40, 42, 44
(Int’l Class: 05)
				Goods: Nanomedicinal products for medical purposes, namely organic and inorganic pharmaceutical preparations, nanoparticle pharmaceutical preparations, nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances for the prevention and treatment of cancer, diabetes, infectious diseases, namely, respiratory infections, eye infections, topical infections, autoimmune diseases and disorders, orthopedic diseases and disorders, namely, arthritis, osteoarthritis, bursitis, carpal tunnel syndrome, bone fractures, ligament Injuries, torn meniscus, osteoporosis and scoliosis and chronic back and shoulder pain, blood diseases and disorders, fungal skin infections, diseases and disorders of the central nervous system, namely, brain diseases, central nervous system movement disorders, ocular motility disorders, spinal cord diseases, encephalitis, epilepsy, Alzheimer’s, cerebral palsy, Parkinson’s disease, oncological diseases and disorders, and ophthalmological diseases and	PLUS THERAPEUTICS, INC. 4200 Marathon Blvd., Suite 200 Austin TX 78756, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information

disorders; diagnostic chemical reagents for pharmaceutical, medical, and clinical purposes; drug delivery agents in the form of nanoparticle powders that facilitate the delivery of pharmaceutical preparations; liposomal nanoparticle powders being drug delivery agents to facilitate delivery of genetic material and vaccines for medical purposes.
(Int’l Class: 40)
Services: Providing technical information in the field of custom pharmaceutical manufacturing, namely, providing information relating to the chemical, molecular and biomolecular composition and structure of pharmaceuticals; custom manufacture of pharmaceuticals; providing information about custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases; custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases.
(Int’l Class: 42)
Services: Drug discovery services; pharmaceutical research and development; research and development of nanomedicinal pharmaceuticals; scientific and medical research and development for nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances in the field of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; scientific research and development for pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals, for treatment of a wide variety of diseases; providing medical and scientific information in the fields of drug discovery,

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
nanomedicinal pharmaceuticals, nutraceuticals and pharmaceuticals via a website.
(Int’l Class: 44)
Services: Medical services, namely, administration of nanomedicinal medications; medical services, namely, medical consultancy relating to nanomedicinal products.

17.	PLUS THERAPEUTICS + P and Design RN: TMA1183528 AN: 2022735	Canada	Canada Registered Last Status Received: Registered, June 7, 2023 Office Status: Registered Filed: December 11, 2019 Registered: June 7, 2023 Expiration Date: December 11, 2029	Int’l Class: 05, 40, 42, 44
(Int’l Class: 05)
				Goods: Nanomedicinal products for medical purposes, namely organic and inorganic pharmaceutical preparations, nanoparticle pharmaceutical preparations, nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances for the prevention and treatment of cancer, diabetes, infectious diseases, namely, respiratory infections, eye infections, topical infections, autoimmune diseases and disorders, orthopedic diseases and disorders, namely, arthritis, osteoarthritis, bursitis, carpal tunnel syndrome, bone fractures, ligament Injuries, torn meniscus, osteoporosis and scoliosis and chronic back and shoulder pain, blood diseases and disorders, fungal skin infections, diseases and disorders of the central nervous system, namely, brain diseases, central nervous system movement	PLUS THERAPEUTICS, INC. 4200 Marathon Blvd., Suite 200 Austin TX 78756, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
disorders,ocular motility disorders, spinal cord diseases, encephalitis, epilepsy, Alzheimer’s, cerebral palsy, Parkinson’s disease, oncological diseases and disorders, and ophthalmological diseases and disorders; diagnostic chemical reagents for pharmaceutical, medical, and clinical purposes; drug delivery agents in the form of nanoparticle powders that facilitate the delivery of pharmaceutical preparations; liposomal nanoparticle powders being drug delivery agents to facilitate delivery of genetic material and vaccines for medical purposes.
(Int’l Class: 40)
Services: Providing technical information in the field of custom pharmaceutical manufacturing, namely, providing information relating to the chemical, molecular and biomolecular composition and structure of pharmaceuticals; custom manufacture of pharmaceuticals; providing information about custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
a wide variety of diseases; custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases.
(Int’l Class: 42)
Services: Drug discovery services; pharmaceutical research and development; research and development of nanomedicinal pharmaceuticals; scientific and medical research and development for nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances in the field of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; scientific research and development for pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral intravenous, subcutaneous, and topical applied

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of aggregations of liposomes providing time-release of encapsulated pharmaceuticals, for treatment of a wide variety of diseases; providing medical and scientific information in the fields of drug discovery, nanomedicinal pharmaceuticals, nutraceuticals and pharmaceuticals via a website.
(Int’l Class: 44)
Services: Medical services, namely, administration of nanomedicinal medications; medical services, namely, medical consultancy relating to nanomedicinal products.

18.	RESPECT RN: TMA1191597 AN: 2090977	Canada	Canada Registered Last Status Received: Registered, July 26, 2023 Office Status: Registered Filed: January 13, 2021 Registered: July 26, 2023 Expiration Date: January 13, 2031	Int’l Class: 44
(Int’l Class: 44)
				Services: Providing medical information in the fields of drug discovery, nano-medicinal pharmaceuticals, nutraceuticals and pharmaceuticals via a website; providing medical information relating to oncology; providing medical information from a website relating to clinical trials of radiotherapeutic products.	Plus Therapeutics, Inc. 4200 Marathon Blvd., Suite 200 Austin TX 78756, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information

19.	RE SPECT and Design RN: TMA1191587 AN: 2085644	Canada	Canada Registered Last Status Received: Registered, July 26, 2023 Office Status: Registered Filed: January 13, 2021 Registered: July 26, 2023 Expiration Date: January 13, 2031	Int’l Class: 44
(Int’l Class: 44)
				Services: Providing medical information in the fields of drug discovery, nano-medicinal pharmaceuticals, nutraceuticals and pharmaceuticals via a website; providing medical information relating to oncology; providing medical information from a website relating to clinical trials of radiotherapeutic products.	PLUS THERAPEUTICS, INC. 4200 Marathon Blvd., Suite 200 Austin TX 78756, United States of America

20.	PLUS THERAPEUTICS RN: 2288012 AN: M2370187	Mexico	Mexico Registered Last Status Received: Registered Filed: December 11, 2019 Registered: August 18, 2021 Expiration Date: December 11, 2029	Int’l Class: 42
(Translation)
(Int’l Class: 42)
				drug discovery services; pharmaceutical research and development; research and development of nanomedicinal products; Scientific and medical research and development for nutraceutical products, pharmaceuticals, pharmaceutical substances and preparations in the fields of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, diseases and disorders of blood, mycoses, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; Scientific research and development of pharmaceutical products in the form of aggregations of liposomes for topical, subcutaneous, intravenous, intratumoral, intratracheal,	PLUS THERAPEUTICS, INC. 4200 MARATHON BLVD., SUITE 200, 78756, AUSTIN TX, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
intraperitoneal, intramuscular, inhalation and oral application that provide a programmed release of encapsulated pharmaceutical products, for the treatment of a wide range of diseases; provision of medical and scientific information in the aforementioned fields.

21.	PLUS THERAPEUTICS RN: 2287195 AN: M2371301	Mexico	Mexico Registered Last Status Received: Registered Filed: December 11, 2019 Registered: August 17, 2021 Expiration Date: December 11, 2029	Int’l Class: 40
(Translation)
(Int’l Class: 40)
				provision of technical information in the field of the pharmaceutical industry; custom manufacturing of pharmaceutical products; provision of information on custom manufacturing of pharmaceuticals in the form of liposome aggregations for oral, inhalation, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous and topical application that provide controlled release of encapsulated pharmaceuticals according to order or the specification of third parties, for the treatment of a wide range of diseases; custom manufacturing of pharmaceutical products in the form of liposome aggregations for oral, inhalation, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous and topical application that provide a controlled release of	PLUS THERAPEUTICS, INC. 4200 MARATHON BLVD., SUITE 200, 78756, AUSTIN TX, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
encapsulated pharmaceutical products according to the order or the specification of third parties , for the treatment of a wide range of diseases.

22.	PLUS THERAPEUTICS RN: 2287194 AN: M2371300	Mexico	Mexico Registered Last Status Received: Registered Filed: December 11, 2019 Registered: August 17, 2021 Expiration Date: December 11, 2029	Int’l Class: 05
(Translation)
(Int’l Class: 05)
				Nanomedicinal products for medical use, namely, organic and inorganic pharmaceutical preparations, nanoparticle pharmaceutical preparations, nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances for the prevention and treatment of cancer, diabetes, infectious diseases, diseases and disorders autoimmune, orthopedic diseases and disorders, blood disorders and diseases, mycosis, central nervous system diseases and disorders, oncological diseases and disorders, as well as ophthalmological diseases and disorders; chemical preparations and reagents intended for pharmaceutical, medical and clinical use; drug delivery agents in the form of nanoparticle powders to facilitate the administration of pharmaceutical preparations; liposomal nanoparticle powders as drug delivery agents to facilitate the administration of genetic material and vaccines for medical purposes; all the aforementioned products intended for human or animal use.	PLUS THERAPEUTICS, INC. 4200 MARATHON BLVD., SUITE 200, 78756, AUSTIN TX, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
23.	PLUS THERAPEUTICS RN: 2287197 AN: M2371303	Mexico	Mexico Registered Last Status Received: Registered Filed: December 11, 2019 Registered: August 17, 2021 Expiration Date: December 11, 2029	Int’l Class: 44 (Translation) (Int’l Class: 44) medical services, namely administration of nanomedicinal drugs; medical services, namely, medical consultancy on nanomedicinal products.	PLUS THERAPEUTICS, INC. 4200 MARATHON BLVD., SUITE 200, 78756, AUSTIN TX, United States of America

24.	PLUS THERAPEUTICS RN: 2288011 AN: M2370185	Mexico	Mexico Registered Last Status Received: Registered Filed: December 11, 2019 Registered: August 18, 2021 Expiration Date: December 11, 2029	Int’l Class: 05
(Translation)
(Int’l Class: 05)
				nanomedicinal products for medical use, namely organic and inorganic pharmaceutical preparations, nanoparticle pharmaceutical preparations, nutraceutical products, pharmaceutical products, pharmaceutical substances and preparations for the prevention and treatment of cancer, diabetes, infectious diseases, diseases and disorders autoimmune, orthopedic diseases and disorders, blood diseases and disorders, mycoses, central nervous system diseases and disorders, oncological diseases and disorders, and ophthalmic diseases and disorders; chemical preparations and reagents for pharmaceutical, medical and	PLUS THERAPEUTICS, INC. 4200 MARATHON BLVD., SUITE 200, 78756, AUSTIN TX, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
clinical use; drug delivery agents in the form of nanoparticles in powder form to facilitate the administration of pharmaceutical preparations; powdered nanoparticles of liposomes as drug delivery agents to facilitate the distribution of vaccines and genetic material for medical use; all the aforementioned products for human or animal use.

25.	PLUS THERAPEUTICS RN: 2288013 AN: M2370188	Mexico	Mexico Registered Last Status Received: Registered Filed: December 11, 2019 Registered: August 18, 2021 Expiration Date: December 11, 2029	Int’l Class: 44 (Translation) (Int’l Class: 44) medical services, namely administration of nanomedicinal drugs; medical services, namely, medical consultancy on nanomedicinal products.	PLUS THERAPEUTICS, INC. 4200 MARATHON BLVD., SUITE 200, 78756, AUSTIN TX, United States of America

26.	PLUS THERAPEUTICS RN: 2287196 AN: M2371302	Mexico	Mexico Registered Last Status Received: Registered Filed: December 11, 2019 Registered: August 17, 2021 Expiration Date: December 11, 2029	Int’l Class: 42
(Translation)
(Int’l Class: 42)
				drug discovery services; pharmaceutical research and development; research and development of nanomedicinal products; Scientific and medical research and development for nutraceuticals, pharmaceuticals, preparations and pharmaceutical substances	PLUS THERAPEUTICS, INC. 4200 MARATHON BLVD., SUITE 200, 78756, AUSTIN TX, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
in the field of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood disorders and diseases, mycoses, diseases and disorders of the central nervous system, oncological diseases and disorders, as well as ophthalmological diseases and disorders; scientific research and development of pharmaceutical products in the form of liposome aggregations for oral, inhalation, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous and topical application that provide a controlled release of encapsulated pharmaceuticals for the treatment of a wide range of diseases ; provision of medical and scientific information in the aforementioned fields.

27.	PLUS THERAPEUTICS RN: 2369781 AN: M2370186	Mexico	Mexico Registered Last Status Received: Registered Filed: December 11, 2019 Registered: March 14, 2022 Expiration Date: December 11, 2029	Int’l Class: 40
(Translation)
(Int’l Class: 40)
				provision of technical information in the field of the pharmaceutical industry; custom manufacturing of pharmaceutical products; provision of information on custom manufacturing of pharmaceuticals in the form of liposome aggregations for topical, subcutaneous, intravenous, intratumoral,	PLUS THERAPEUTICS, INC. 4200 MARATHON BLVD., SUITE 200, 78756, AUSTIN TX, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
intratracheal, intraperitoneal, intramuscular, inhalation and oral application that provide timed release of encapsulated pharmaceuticals according to order or the specification of third parties, for the treatment of a wide range of diseases; custom manufacturing of pharmaceutical products in the form of topical, subcutaneous, intravenous, intratumoral, intratracheal, intraperitoneal, intramuscular, inhalational and oral application liposome aggregations that provide timed release of encapsulated pharmaceuticals according to order or third party specification , for the treatment of a wide range of diseases.

28.	CEE-SURE RN: 1609009	International	International Registered Last Status Received: Registered, June 16, 2022 Registered: July 6, 2021 Expiration Date: July 6, 2031	Int’l Class: 10 (Int’l Class: 10) Blood testing apparatus, namely, blood collection tubes.	Plus Therapeutics, Inc. (Corporation Delaware (United States of America)) 2710 Reed Rd, Suite 160 Houston TX 77051, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
29.	PLUS THERAPEUTICS RN: 1524663	International	International Registered Last Status Received: Registered, July 4, 2023 Registered: December 11, 2019 Expiration Date: December 11, 2029	Int’l Class: 05, 40, 42, 44
(Int’l Class: 05)
				Nanomedicinal products for medical purposes, namely organic and inorganic pharmaceutical preparations, nanoparticle pharmaceutical preparations, nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances for the prevention and treatment of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; chemical preparations and reagents for pharmaceutical, medical, and clinical purposes; drug delivery agents in the form of nanoparticle powders that facilitate the delivery of pharmaceutical preparations; liposomal nanoparticle powders being drug delivery agents to facilitate delivery of genetic material and vaccines for medical purposes; all of the aforementioned for human or animal use. (Int’l Class: 40) Providing technical information in the field of pharmaceutical manufacturing; custom manufacture of pharmaceuticals; providing information about custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes	PLUS THERAPEUTICS, INC. (Corporation Delaware) 4200 Marathon Blvd., Suite 200 Austin TX 78756, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases; custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases. (Int’l Class: 42) Drug discovery services; pharmaceutical research and development; research and development of nanomedicinal products; scientific and medical research and development for nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances in the field of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; scientific research and development for pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal,

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
intratracheal, intratumoral intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals, for treatment of a wide variety of diseases; providing medical and scientific information in the aforementioned fields.
(Int’l Class: 44)
Medical services, namely, administration of nanomedicinal medications; medical services, namely, medical consultancy relating to nanomedicinal products.

30.	PLUS THERAPEUTICS and Design RN: 1525871	International	International Registered Last Status Received: Registered, July 4, 2023 Registered: December 11, 2019 Expiration Date: December 11, 2029	Int’l Class: 05, 40, 42, 44
(Int’l Class: 05)
				Nanomedicinal products for medical purposes, namely organic and inorganic pharmaceutical preparations, nanoparticle pharmaceutical preparations, nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances for the prevention and treatment of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; chemical	PLUS THERAPEUTICS, INC. (Corporation Delaware) 4200 Marathon Blvd., Suite 200 Austin TX 78756, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
preparations and reagents for pharmaceutical, medical, and clinical purposes; drug delivery agents in the form of nanoparticle powders that facilitate the delivery of pharmaceutical preparations; liposomal nanoparticle powders being drug delivery agents to facilitate delivery of genetic material and vaccines for medical purposes; all of the aforementioned for human or animal use.
(Int’l Class: 40)
Providing technical information in the field of pharmaceutical manufacturing; custom manufacture of pharmaceuticals; providing information about custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases; custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
made to the order or specification of others, for treatment of a wide variety of diseases. (Int’l Class: 42)
Drug discovery services; pharmaceutical research and development; research and development of nanomedicinal products; scientific and medical research and development for nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances in the field of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; scientific research and development for pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals, for treatment of a wide variety of diseases; providing medical and scientific information in the aforementioned fields.
(Int’l Class: 44)
Medical services, namely, administration of nanomedicinal medications; medical services, namely, medical consultancy relating to nanomedicinal products.

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
31.	RESPECT RN: 1579951	International	International Registered Last Status Received: Registered, July 26, 2023 Registered: January 13, 2021 Expiration Date: January 13, 2031	Int’l Class: 44
(Int’l Class: 44)
				Medical information; providing medical information relating to oncology; providing medical information from a website relating to clinical trials of radiotherapeutic products.	Plus Therapeutics, Inc. 4200 Marathon Blvd., Suite 200 Austin TX 78756, United States of America

32.	ReSPECT and Design RN: 1576154	International	International Registered Last Status Received: Registered, July 26, 2023 Registered: January 13, 2021 Expiration Date: January 13, 2031	Int’l Class: 44
(Int’l Class: 44)
				Medical information; providing medical information relating to oncology; providing medical information from a website relating to clinical trials of radiotherapeutic products.	PLUS THERAPEUTICS, INC. 4200 Marathon Blvd., Suite 200 Austin TX 78756, United States of America

33.	plus therapeutics AN: 2020/39820	Turkey	Turkey Published Last Status Received: Published Filed: December 11, 2019	Int’l Class: 05, 40, 42, 44
(Int’l Class: 05)
				Nanomedicinal products for medical purposes, namely organic and inorganic pharmaceutical preparations, nanoparticle pharmaceutical preparations, nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances for the prevention and treatment of	PLUS THERAPEUTICS, INC. 12526 HIGH BLUFF DRIVE, SUITE 300 SAN DIEGO CA 92130, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; chemical preparations and reagents for pharmaceutical, medical, and clinical purposes; drug delivery agents in the form of nanoparticle powders that facilitate the delivery of pharmaceutical preparations; liposomal nanoparticle powders being drug delivery agents to facilitate delivery of genetic material and vaccines for medical purposes; all of the aforementioned for human or animal use.
(Int’l Class: 40)
Providing technical information in the field of pharmaceutical manufacturing; custom manufacture of pharmaceuticals; providing information about custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
treatment of a wide variety of diseases; custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases.
(Int’l Class: 42)
Drug discovery services; pharmaceutical research and development; research and development of nanomedicinal products; scientific and medical research and development for nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances in the field of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; scientific research and development for pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral intravenous, subcutaneous,

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals, for treatment of a wide variety of diseases; providing medical and scientific information in the aforementioned fields.
(Int’l Class: 44)
Medical services, namely, administration of nanomedicinal medications; medical services, namely, medical consultancy relating to nanomedicinal products.

34.	plus therapeutics RN: 2020 41833 AN: 2020/41833	Turkey	Turkey Registered Last Status Received: Registered Filed: December 10, 2019 Registered: May 24, 2023	Int’l Class: 05, 40, 42, 44
(Int’l Class: 05)
				Nanomedicinal products for medical purposes, namely organic and inorganic pharmaceutical preparations, nanoparticle pharmaceutical preparations, nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances for the prevention and treatment of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; chemical preparations and reagents for pharmaceutical, medical, and	PLUS THERAPEUTICS, INC. 12526 HIGH BLUFF DRIVE, SUITE 300 SAN DIEGO CA 92130, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
clinical purposes; drug delivery agents in the form of nanoparticle powders that facilitate the delivery of pharmaceutical preparations; liposomal nanoparticle powders being drug delivery agents to facilitate delivery of genetic material and vaccines for medical purposes; all of the aforementioned for human or animal use.
(Int’l Class: 40)
Providing technical information in the field of pharmaceutical manufacturing; custom manufacture of pharmaceuticals; providing information about custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
diseases; custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases.
(Int’l Class: 42)
Drug discovery services; pharmaceutical research and development; research and development of nanomedicinal products; scientific and medical research and development for nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances in the field of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; scientific research and development for pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals, for treatment of a wide variety of diseases; providing medical and scientific information in the aforementioned fields.
(Int’l Class: 44)
Medical services, namely, administration of nanomedicinal medications; medical services, namely, medical consultancy relating to nanomedicinal products.

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
35.	PLUS THERAPEUTICS and Design AN: UK00003685759	United Kingdom	United Kingdom Registered Last Status Received: Registered, December 31, 2021 Filed: August 24, 2021 Registered: December 31, 2021 Expiration Date: August 24, 2031	Int’l Class: 05, 40, 42, 44
(Int’l Class: 05)
Nanomedicinal products for medical purposes, namely organic and inorganic pharmaceutical preparations, nanoparticle pharmaceutical preparations, nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances for the prevention and treatment of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; chemical preparations and reagents for pharmaceutical, medical, and clinical purposes; drug delivery agents in the form of nanoparticle powders that facilitate the delivery of pharmaceutical preparations; liposomal nanoparticle powders being drug delivery agents to facilitate delivery of genetic material and vaccines for medical purposes; all of the aforementioned for human or animal use.
(Int’l Class: 40)
				Providing technical	PLUS THERAPEUTICS, INC. (Company or Organisation Delaware) 4200 Marathon Blvd., Suite 200, 78756, Austin, Texas, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
information in the field of pharmaceutical manufacturing; custom manufacture of pharmaceuticals; providing information about custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases; custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases.
(Int’l Class: 42)
Drug discovery services; pharmaceutical research and development; research and development of nanomedicinal products; scientific and medical research and development for nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances in the field of cancer, diabetes, infectious

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; scientific research and development for pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals, for treatment of a wide variety of diseases; providing medical and scientific information in the aforementioned fields.
(Int’l Class: 44)
Medical services, namely, administration of nanomedicinal medications; medical services, namely, medical consultancy relating to nanomedicinal products.

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
36.	PLUS THERAPEUTICS RN: 2080576 AN: 2080576	Australia	Australia
Registered
Last Status Received: Registered
Office Status: Protected: Registered/protected
Filed: December 11, 2019
Registered: December 11, 2019
Int’l Reg Date: December 11, 2019
Expiration Date: December 11, 2029	Int’l Class: 05, 40, 42, 44
(Int’l Class: 05)
Nanomedicinal products for medical purposes, namely organic and inorganic pharmaceutical preparations, nanoparticle pharmaceutical preparations, nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances for the prevention and treatment of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; chemical preparations and reagents for pharmaceutical, medical, and clinical purposes; drug delivery agents in the form of nanoparticle powders that facilitate the delivery of pharmaceutical preparations; liposomal nanoparticle powders being drug delivery agents to facilitate delivery of genetic material and vaccines for medical purposes; all of the aforementioned for human or animal use.
(Int’l Class: 40)
				Providing technical information in the field of pharmaceutical manufacturing; custom manufacture of pharmaceuticals; providing information about custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing	PLUS THERAPEUTICS, INC. United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases; custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases.
(Int’l Class: 42)
Drug discovery services; pharmaceutical research and development; research and development of nanomedicinal products; scientific and medical research and development for nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances in the field of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; scientific research and development for pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal,

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
intratracheal, intratumoral intravenous, subcutaneous, and topical applied aggregations of liposomes providing time- release of encapsulated pharmaceuticals, for treatment of a wide variety of diseases; providing medical and scientific information in the aforementioned fields.
(Int’l Class: 44)
Medical services, namely, administration of nanomedicinal medications; medical services, namely, medical consultancy relating to nanomedicinal products.

37.	PLUS THERAPEUTICS and Design RN: 2081900 AN: 2081900	Australia	Australia
Registered
Last Status Received: Registered
Office Status: Protected: Registered/protected
Filed: December 11, 2019
Registered: December 11, 2019
Int’l Reg Date: December 11, 2019
Expiration Date: December 11, 2029	Int’l Class: 05, 40, 42, 44
(Int’l Class: 05)
				Nanomedicinal products for medical purposes, namely organic and inorganic pharmaceutical preparations, nanoparticle pharmaceutical preparations, nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances for the prevention and treatment of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and	PLUS THERAPEUTICS, INC. United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
disorders; chemical preparations and reagents for pharmaceutical, medical, and clinical purposes; drug delivery agents in the form of nanoparticle powders that facilitate the delivery of pharmaceutical preparations; liposomal nanoparticle powders being drug delivery agents to facilitate delivery of genetic material and vaccines for medical purposes; all of the aforementioned for human or animal use.
(Int’l Class: 40)
Providing technical information in the field of pharmaceutical manufacturing; custom manufacture of pharmaceuticals; providing information about custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases; custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases.
(Int’l Class: 42)
Drug discovery services; pharmaceutical research and development; research and development of nanomedicinal products; scientific and medical research and development for nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances in the field of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; scientific research and development for pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals, for treatment of a wide variety of diseases; providing medical and scientific information in the aforementioned fields.
(Int’l Class: 44)
Medical services, namely, administration of nanomedicinal medications; medical services, namely, medical consultancy relating to nanomedicinal products.

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
38.	PLUS THERAPEUTICS and Design AN: 4504865	India	India Filed Last Status Received: Filed Filed: December 11, 2019 Expiration Date: December 11, 2029	Int’l Class: 05, 40, 42, 44
(Int’l Class: 05)
				nanomedicinal products for medical purposes, namely organic and inorganic pharmaceutical preparations, nanoparticle pharmaceutical preparations, nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances for the prevention and treatment of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; chemical preparations and reagents for pharmaceutical, medical, and clinical purposes; drug delivery agents in the form of nanoparticle powders that facilitate the delivery of pharmaceutical preparations; liposomal nanoparticle powders being drug delivery agents to facilitate delivery of genetic material and vaccines for medical purposes; all of the	PLUS THERAPEUTICS, INC ; Body Incorporate 12526 HIGH BLUFF DRIVE, SUITE 300 SAN DIEGO CA 92130 United States of America, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
aforementioned for human or animal use
(Int’l Class: 40)
providing technical information in the field of pharmaceutical manufacturing; custom manufacture of pharmaceuticals; providing information about custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases; custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases
(Int’l Class: 42)
drug discovery services; pharmaceutical research and development; research and development of nanomedicinal products; scientific and medical research and development for

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances in the field of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; scientific research and development for pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals, for treatment of a wide variety of diseases; providing medical and scientific information in the aforementioned fields
(Int’l Class: 44)
medical services, namely, administration of nanomedicinal medications; medical services, namely, medical consultancy relating to nanomedicinal products

39.	PLUS THERAPEUTICS and Design	India	India Filed Last Status Received: Filed	Int’l Class: 05, 40, 42, 44 (Int’l Class: 05) nanomedicinal products for medical purposes, namely organic	PLUS THERAPEUTICS, INC ; Body Incorporate 12526 HIGH BLUFF DRIVE, SUITE 300 SAN DIEGO

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
AN: 4506737	Filed: December 11, 2019 Expiration Date: December 11, 2029	and inorganic pharmaceutical preparations, nanoparticle pharmaceutical preparations, nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances for the prevention and treatment of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; chemical preparations and reagents for pharmaceutical, medical, and clinical purposes; drug delivery agents in the form of nanoparticle powders that facilitate the delivery of pharmaceutical preparations; liposomal nanoparticle powders being drug delivery agents to facilitate delivery of genetic material and vaccines for medical purposes; all of the aforementioned for human or animal use
(Int’l Class: 40)
				providing technical information in the field of pharmaceutical manufacturing; custom manufacture of pharmaceuticals; providing information about custom manufacturing of	CA 92130 United States of America, United States of America

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases; custom manufacturing of pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral, intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals made to the order or specification of others, for treatment of a wide variety of diseases
(Int’l Class: 42)
drug discovery services; pharmaceutical research and development; research and development of nanomedicinal products; scientific and medical research and development for nutraceuticals, pharmaceuticals, pharmaceutical preparations and substances in the field of cancer, diabetes, infectious diseases, autoimmune diseases and disorders, orthopedic

#	Trademark	Jurisdiction	Status/Key Dates	Goods/Services	Record Owner Information
diseases and disorders, blood diseases and disorders, fungal infections, diseases and disorders of the central nervous system, oncological diseases and disorders, and ophthalmological diseases and disorders; scientific research and development for pharmaceuticals in the nature of oral, inhalatory, intramuscular, intraperitoneal, intratracheal, intratumoral intravenous, subcutaneous, and topical applied aggregations of liposomes providing time-release of encapsulated pharmaceuticals, for treatment of a wide variety of diseases; providing medical and scientific information in the aforementioned fields
(Int’l Class: 44)
medical services, namely, administration of nanomedicinal medications; medical services, namely, medical consultancy relating to nanomedicinal products

Copyrights

None.

Licenses

•	Patent and Know-How License Agreement, dated March 29, 2020, by and between Cerenome, Inc. (formerly Plus Therapeutics, Inc.) and NanoTx, Corp.

•	Patent & Technology License Agreement, dated December 31, 2021, by and between Plus Therapeutics, Inc. and the University of Texas Health Science Center at San Antonio

Trade Names

None.

SCHEDULE III

Locations

Grantor’s Name	Chief Executive Office	Chief Place of Business	Books and Records	Inventory, Equipment, Etc.
Cerenome, Inc.	6420 Levit Green Blvd, Suite 210 Houston, TX 77021	6420 Levit Green Blvd, Suite 210 Houston, TX 77021	6420 Levit Green Blvd, Suite 210 Houston, TX 77021	145 Ednam Drive, Charlottesville, VA 22903 -4625

CNSide Diagnostics, LLC	6420 Levit Green Blvd, Suite 210 Houston, TX 77021	6420 Levit Green Blvd, Suite 210 Houston, TX 77021	6420 Levit Green Blvd, Suite 210 Houston, TX 77021	2710 Reed Rd Ste 160, Houston, TX 77051

SCHEDULE IV

Promissory Notes, Securities, Deposit Accounts,

Securities Accounts and Commodities Accounts

Securities / Pledged Entity

Grantor	Name of Issuer / Pledged Entity	No. Shares/Interest Issued and Outstanding	Class	Certificate No.(s)
Cerenome, Inc.	CNSide Diagnostics, LLC	1,000 units	N/A	N/A

Deposit Accounts, Securities Accounts and Commodities Accounts

Grantor	Name and Address of Institution	Purpose of the Account	Account No.
Cerenome, Inc.	Wells Fargo	Operating	4496809864
Cerenome, Inc.	Wells Fargo	Money Market / P-Card	4121093132
Cerenome, Inc.	Pershing Advisor Solutions	Non-Purpose Loan Collateral	3ZT-047968
Cerenome, Inc.	Pershing Advisor Solutions	Investment	EQ6-023657
CNSide Diagnostics, LLC	Wells Fargo	Operating	4543776496

Foreign Currency Controlled Accounts

None.

Pledged Equity

Pledged Equity	Holder	Ownership	Certificate No.
CNSide Diagnostics, LLC	Cerenome, Inc.	100%	N/A

Pledged Debt

None.

SCHEDULE V

Financing Statements

Grantor	Jurisdiction for Filing Financing Statement
Cerenome, Inc.	Delaware
CNSide Diagnostics, LLC	Delaware

SCHEDULE VI

Commercial Tort Claims

None.

SCHEDULE VII

Permitted Liens

Debtor	Secured Party	Filing Office	Filing Number	Filing Date	Collateral Description
Cerenome, Inc. f/k/a Plus Therapeutics, Inc.	DE Lage Landen Financial Services, Inc.	Delaware Secretary of State	2025 9783041	December 22, 2025	All equipment of any make or manufacture financed by or leased to Debtor by Secured Party under Contract Number 500-50817877, together with all components, additions, upgrades, attachments, accessions, substitutions, replacements and proceeds of the foregoing.

SCHEDULE VIII

Post-Closing Matters

1. Insurance Endorsements. No later than twenty (20) days after the Initial Closing Date, the Grantors shall deliver to the Collateral Agent insurance endorsements naming the Collateral Agent as additional insured and/or loss payable, as applicable, in form and substance reasonably satisfactory to the Collateral Agent, in accordance with Section 6(e) of the Security Agreement.

2. Controlled Account Agreements. No later than thirty (30) days after the Initial Closing Date, each Grantor shall cause each Controlled Account Bank to execute and deliver to the Collateral Agent a Controlled Account Agreement with respect to each Controlled Account, in form and substance satisfactory to the Collateral Agent, in accordance with Section 6(i)(A) of the Security Agreement.

3. Assignments and Name Change Notices to be Recorded.

(a)

No later than thirty (30) days after the Initial Closing Date, Company shall file a name change notice with the applicable Intellectual Property offices (USPTO in the US) with respect to the following patents updating the record owner name from Plus Therapeutics, Inc. to Cerenome, Inc., in form and substance reasonably satisfactory to the Collateral Agent:

#	Title	Patent Number	Publication Date	Application Number	Application Date	Record Owner
1.	RADIOLABELED LIPOSOMES AND METHODS OF USE FOR TREATING LEPTOMENINGEAL METASTASES	Pending	20260709	AU20230212044	20230125	PLUS THERAPEUTICS INC

2.	RADIOLABELED LIPOSOMES AND METHODS OF USE FOR TREATING LEPTOMENINGEAL METASTASES	Pending	20260723	AU20260205150	20260630	PLUS THERAPEUTICS INC

#	Title	Patent Number	Publication Date	Application Number	Application Date	Record Owner
3.	RADIOLABELED LIPOSOMES AND METHODS OF USE FOR TREATING LEPTOMENINGEAL METASTASES	Pending	20241105	BR202411015200	20230125	PLUS THERAPEUTICS INC

4.	RADIOLABELED LIPOSOMES AND METHODS OF USE FOR TREATING LEPTOMENINGEAL METASTASES	Pending	20250130	ID2024P0008220	20230125	PLUS THERAPEUTICS INC

5.	RADIOLABELED LIPOSOMES AND METHODS OF USE FOR TREATING LEPTOMENINGEAL METASTASES	Pending	20250410	JP20240566187T	20230125	PLUS THERAPEUTICS INC

6.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	AU2010229924	20160721	AU20100229924	20100324	PLUS THERAPEUTICS INC

7.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	AU2016222325	20170914	AU20160222325	20160830	PLUS THERAPEUTICS INC

#	Title	Patent Number	Publication Date	Application Number	Application Date	Record Owner
8.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	CA2756493	20190702	CA20102756493	20100324	PLUS THERAPEUTICS INC

9.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	Pending	20151224	DE602010029018	20100324	PLUS THERAPEUTICS INC

10.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	Pending	20180104	DE602010047113	20100324	PLUS THERAPEUTICS INC

11.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	ES2557914	20160129	ES20100756790T	20100324	PLUS THERAPEUTICS INC

12.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	HK1222901	20180622	HK20160110945	20160915	PLUS THERAPEUTICS INC

13.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	JP5923035	20160524	JP20120502208T	20100324	PLUS THERAPEUTICS INC

14.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	JP6081434	20170215	JP20140237778	20141125	PLUS THERAPEUTICS INC

15.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	JP6463668	20190206	JP20150251296	20151224	PLUS THERAPEUTICS INC

#	Title	Patent Number	Publication Date	Application Number	Application Date	Record Owner
16.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	JP6771010	20201021	JP20180204145	20181030	PLUS THERAPEUTICS INC

17.	MONITORING AND TREATMENT OF LEPTOMENINGEAL METASTASES	WO26112005	20260528	WO2025US55763	20251117	PLUS THERAPEUTICS INC

18.	BIODEGRADABLE ALGINATE MICROSPHERES	CA3277661	20240627	CA20233277661	20231220	PLUS THERAPEUTICS INC

19.	BIODEGRADABLE ALGINATE MICROSPHERES	Pending	20251029	EP20230908404	20231220	PLUS THERAPEUTICS INC

20.	BIODEGRADABLE ALGINATE MICROSPHERES	Pending	20260123	HK20256116591	20251216	PLUS THERAPEUTICS INC

21.	BIODEGRADABLE ALGINATE MICROSPHERES	Pending	20260121	JP20250536287T	20231220	PLUS THERAPEUTICS INC

22.	RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF	Pending	20250320	AU20210381376	20211118	PLUS THERAPEUTICS INC

23.	RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF	BR112023009541	20230725	BR202311009541	20211118	PLUS THERAPEUTICS INC

#	Title	Patent Number	Publication Date	Application Number	Application Date	Record Owner
24.	RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF	Pending	20231115	ID2023P0005319	20211118	PLUS THERAPEUTICS INC

25.	DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	CA2658336	20180227	CA20072658336	20070718	PLUS THERAPEUTICS INC

26.	DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	HK1135725	20150710	HK20100102459	20100309	PLUS THERAPEUTICS INC

27.	PATHOGEN INACTIVATING AND NUCLEIC ACID STABILIZATION MEDIA FOR MICROORGANISM COLLECTION AND TRANSPORT	EP4244236 (AL AT BE BG CH CY CZ DE DK EE ES FI FR GB GR HR HU IE IS IT LI LT LU LV MC MK MT NL NO PL PT RO RS SE SI SK SM TR)	20230920	EP20210892820	20211111	PLUS THERAPEUTICS INC

28.	METHODS AND REAGENTS FOR SIGNAL AMPLIFICATION	CA2812291	20200616	CA20112812291	20110922	PLUS THERAPEUTICS INC

#	Title	Patent Number	Publication Date	Application Number	Application Date	Record Owner
29.	METHODS AND REAGENTS FOR SIGNAL AMPLIFICATION	DE602011061142	20190829	DE201160061142T	20110922	PLUS THERAPEUTICS INC

30.	METHODS AND REAGENTS FOR SIGNAL AMPLIFICATION	HK1188285	20200911	HK20140101003	20140129	PLUS THERAPEUTICS INC

31.	METHODS AND REAGENTS FOR SIGNAL AMPLIFICATION	JP6234817	20171122	JP20130530331T	20110922	PLUS THERAPEUTICS INC

(b)

No later than thirty (30) days after the Initial Closing Date, Company shall file a name change notice with the applicable Intellectual Property offices (USPTO in the US) with respect to the following trademarks updating the record owner name from Plus Therapeutics, Inc. to Cerenome, Inc., in form and substance reasonably satisfactory to the Collateral Agent:

#	Trademark	Jurisdiction	Status	Record Owner Information
1.	PLUS THERAPEUTICS RN: TMA1183525 AN: 2021586	Canada	Registered	PLUS THERAPEUTICS, INC

2.	PLUS THERAPEUTICS + P and Design RN: TMA1183528 AN: 2022735	Canada	Registered	PLUS THERAPEUTICS, INC

#	Trademark	Jurisdiction	Status	Record Owner Information
3.	RESPECT RN: TMA1191597 AN: 2090977	Canada	Registered	PLUS THERAPEUTICS, INC

4.	RE SPECT and Design RN: TMA1191587 AN: 2085644	Canada	Registered	PLUS THERAPEUTICS, INC

5.	PLUS THERAPEUTICS RN: 2288012 AN: M2370187	Mexico	Registered	PLUS THERAPEUTICS, INC

6.	PLUS THERAPEUTICS RN: 2287195 AN: M2371301	Mexico	Registered	PLUS THERAPEUTICS, INC

#	Trademark	Jurisdiction	Status	Record Owner Information
7.	PLUS THERAPEUTICS RN: 2287194 AN: M2371300	Mexico	Registered	PLUS THERAPEUTICS, INC

8.	PLUS THERAPEUTICS RN: 2287197 AN: M2371303	Mexico	Registered	PLUS THERAPEUTICS, INC

9.	PLUS THERAPEUTICS RN: 2288011 AN: M2370185	Mexico	Registered	PLUS THERAPEUTICS, INC

10.	PLUS THERAPEUTICS RN: 2288013 AN: M2370188	Mexico	Registered	PLUS THERAPEUTICS, INC

#	Trademark	Jurisdiction	Status	Record Owner Information
11.	PLUS THERAPEUTICS RN: 2287196 AN: M2371302	Mexico	Registered	PLUS THERAPEUTICS, INC

12.	PLUS THERAPEUTICS RN: 2369781 AN: M2370186	Mexico	Registered	PLUS THERAPEUTICS, INC

13.	CEE-SURE RN: 1609009	International	Registered	PLUS THERAPEUTICS, INC

14.	PLUS THERAPEUTICS RN: 1524663	International	Registered	PLUS THERAPEUTICS, INC

15.	PLUS THERAPEUTICS and Design RN: 1525871	International	Registered	PLUS THERAPEUTICS, INC

#	Trademark	Jurisdiction	Status	Record Owner Information
16.	RESPECT RN: 1579951	International	Registered	PLUS THERAPEUTICS, INC

17.	ReSPECT and Design RN: 1576154	International	Registered	PLUS THERAPEUTICS, INC

18.	plus therapeutics AN: 2020/39820	Turkey	Pending Application	PLUS THERAPEUTICS, INC

19.	plus therapeutics RN: 2020 41833 AN: 2020/41833	Turkey	Registered	PLUS THERAPEUTICS, INC

#	Trademark	Jurisdiction	Status	Record Owner Information
20.	PLUS THERAPEUTICS and Design AN: UK00003685759	United Kingdom	Registered	PLUS THERAPEUTICS, INC

21.	PLUS THERAPEUTICS RN: 2080576 AN: 2080576	Australia	Registered	PLUS THERAPEUTICS, INC

22.	PLUS THERAPEUTICS and Design RN: 2081900 AN: 2081900	Australia	Registered	PLUS THERAPEUTICS, INC

23.	PLUS THERAPEUTICS and Design AN: 4504865	India	Pending Application	PLUS THERAPEUTICS, INC

#	Trademark	Jurisdiction	Status	Record Owner Information
24.	PLUS THERAPEUTICS and Design AN: 4506737	India	Pending Application	PLUS THERAPEUTICS, INC

(c)

No later than thirty (30) days after the Initial Closing Date, Company shall file the applicable assignment document(s) with the applicable Intellectual Property offices (PTO in the US) with respect to the following patents reflecting the assignment of such patents from Biocept, Inc. to Cerenome, Inc., in form and substance reasonably satisfactory to the Collateral Agent:

#	Title	Patent Number	Publication Date	Application Number	Application Date
1.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	CN102414562	20190507	CN201080019566	20100324

2.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	EP2411808 (GB, DE, IT, FR, ES)	20151111	EP20100756790	20100324

3.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	EP2995953 (GB, DE, IT, FR)	20171129	EP20150188374	20100324

#	Title	Patent Number	Publication Date	Application Number	Application Date
4.	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	US9671407[1]	20170606	US20140223980	20140324

5.	METHODS AND REAGENTS FOR SIGNAL AMPLIFICATION	EP2619588 (DE, IT, GB, FR, CH)	20190807	EP20110827572	20110922

(d)

No later than thirty (30) days after the Initial Closing Date, Company shall file the applicable assignment document(s) with the applicable Intellectual Property offices (USPTO in the US) with respect to the following patents reflecting the assignment of such patents from Additive Therapy Co. to Cerenome, Inc., in form and substance reasonably satisfactory to the Collateral Agent:

#	Title	Patent Number	Publication Date	Application Number	Application Date
1.	BIODEGRADABLE ALGINATE MICROSPHERES	Pending	20251125	CN202380093881	20231220

2.	DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	CN101535466	20140709	CN200780032530	20070718

3.	METHODS AND REAGENTS FOR SIGNAL AMPLIFICATION	CN103229057	20160810	CN201180056340	20110922

[1]

Notice of name change from Cerenome, Inc. to Plus Therapeutics, Inc. has been received by the Collateral Agent. No later than thirty (30) days after the Initial Closing Date, Company shall file the applicable assignment document(s) with the applicable Intellectual Property offices (USPTO in the US) with respect to this patent reflecting the assignment of such patent from Biocept, Inc. to Cerenome, Inc., in form and substance reasonably satisfactory to the Collateral Agent.

(e)

No later than thirty (30) days after the Initial Closing Date, Company shall file the applicable assignment document(s) with the applicable Intellectual Property offices (USPTO in the US) with respect to the following patents reflecting the assignment of such patents from Additive Therapy Co. and Unity Semiconductor SAS to Cerenome, Inc., in form and substance reasonably satisfactory to the Collateral Agent:

#	Title	Patent Number	Publication Date	Application Number	Application Date
1.	RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF	Pending	20231222	CN202180090926	20211118

(f)

No later than thirty (30) days after the Initial Closing Date, Company shall file the applicable assignment document(s) with the applicable Intellectual Property offices (USPTO in the US) with respect to the following patents reflecting the assignment of such patents from Nanotx Corp. and Plus Therapeutics Inc. to Cerenome, Inc., in form and substance reasonably satisfactory to the Collateral Agent:

#	Title	Patent Number	Publication Date	Application Number	Application Date
1.	RADIOLABELED LIPOSOMES AND METHODS OF USE FOR TREATING LEPTOMENINGEAL METASTASES	Pending	20230803	CA20233243234	20230125

#	Title	Patent Number	Publication Date	Application Number	Application Date
2.	RADIOLABELED LIPOSOMES AND METHODS OF USE FOR TREATING LEPTOMENINGEAL METASTASES	Pending (AL AT BE BG CH CY CZ DE DK EE ES FI FR GB GR HR HU IE IS IT LI LT LU LV MC ME MK MT NL NO PL PT RO RS SE SI SK SM TR)	20241204	EP20230747577	20230125

3.	RADIOLABELED LIPOSOMES AND METHODS OF USE FOR TREATING LEPTOMENINGEAL METASTASES	Pending	20250822	HK20256109733	20250710

4.	RADIOLABELED LIPOSOMES AND METHODS OF USE FOR TREATING LEPTOMENINGEAL METASTASES	Pending	20240901	IL20230314471	20230125

5.	RADIOLABELED LIPOSOMES AND METHODS OF USE FOR TREATING LEPTOMENINGEAL METASTASES	Pending	20250107	KR20247028450	20230125

6.	RADIOLABELED LIPOSOMES AND METHODS OF USE FOR TREATING LEPTOMENINGEAL METASTASES	Pending	20240923	MX20240009199	20230125

#	Title	Patent Number	Publication Date	Application Number	Application Date
7.	RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF	CA3198991	20220527	CA20213198991	20211118

8.	RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF	Pending	20250723	EP20210895620	20211118

9.	RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF	Pending	20240510	HK20246089306	20240327

10.	RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF	Pending	20240816	HK20246093102	20240624

11.	RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF	Pending	20230701	IL20210302964	20211118

12.	RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF	Pending	20240423	JP20230553170T	20211118

13.	RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF	Pending	20231005	KR20237020403	20211118

14.	RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF	Pending	20231019	MX20230005857	20230517

(g)

No later than thirty (30) days after the Initial Closing Date, Company shall file the applicable assignment document(s) with the applicable Intellectual Property offices (USPTO in the US) with respect to the following patents reflecting the assignment of such patents from GAFA Therapeutics and Nanotech Solutions to Cerenome, Inc., in form and substance reasonably satisfactory to the Collateral Agent:

#	Title	Patent Number	Publication Date	Application Number	Application Date
1.	RADIOLABELED LIPOSOMES AND METHODS OF USE THEREOF	Pending	20250110	CN202380027947	20230125